            AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                               JANUARY 30, 2002


                   REGISTRATION NOS. 333-22931 AND 811-8282

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                      ----------------------------------

                                   FORM N-1A
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933                 [X]
                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 15              [X]
                         REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940             [X]
                               AMENDMENT NO. 25                      [X]
                       (CHECK APPROPRIATE BOX OR BOXES)


                       ----------------------------------

                        LOOMIS SAYLES INVESTMENT TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    ONE FINANCIAL CENTER, BOSTON, MA  02111
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (617) 482-2450


      NAME AND ADDRESS
    OF AGENT FOR SERVICE                                  COPY TO
------------------------------                    -----------------------

  SHEILA M. BARRY, ESQUIRE                        JOHN M. LODER, ESQUIRE
LOOMIS, SAYLES & COMPANY, L.P.                          ROPES & GRAY
    ONE FINANCIAL CENTER                          ONE INTERNATIONAL PLACE
     BOSTON, MA  02111                               BOSTON, MA  02110



IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[X]     IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485


[_]     ON__________________________, PURSUANT TO PARAGRAPH (B)

[_]     60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)


[_]     ON _________________________, PURSUANT TO PARAGRAPH (A)(1)

[_]     75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

[_]     ON _________________________,  PURSUANT TO PARAGRAPH (A)(2)


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[_] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                       ----------------------------------

                                               LOOMIS SAYLES MID CAP GROWTH FUND

                                                    LOOMIS SAYLES PROVIDENT FUND

                                         LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                                          LOOMIS SAYLES SMALL COMPANY VALUE FUND



                     [LOGO] LOOMIS SAYLES INVESTMENT TRUST


                         PROSPECTUS . FEBRUARY 1, 2002

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS


RISK/RETURN SUMMARY                                                      1
  General Information                                                    1
  Loomis Sayles Mid Cap Growth Fund                                      2
  Loomis Sayles Provident Fund                                           3
  Loomis Sayles Small Company Growth Fund                                5
  Loomis Sayles Small Company Value Fund                                 7
  Summary of Principal Risks                                             9

EXPENSES OF THE FUNDS                                                   12

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS   13

MANAGEMENT                                                              22
  Investment Adviser                                                    22
  Distribution Plan                                                     22
  Portfolio Managers                                                    22

GENERAL INFORMATION                                                     24
  Pricing                                                               24
  How to Purchase Shares                                                24
  How to Redeem Shares                                                  26
  Dividends and Distributions                                           26
  Tax Consequences                                                      27

FINANCIAL HIGHLIGHTS                                                    28

RISK/RETURN SUMMARY

GENERAL INFORMATION

The following is a summary of certain key information about the Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

This Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. Each Fund's summary pages include a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after these summary pages.

More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information before you invest.

The Risk/Return Summary includes bar charts showing the Funds' annual returns and tables showing the Funds' average annual returns. The bar charts and tables provide an indication of the historical risk of an investment in each Fund by showing:

 . how the Fund's performance varied from year-to-year over the life of the Fund; and

 . how the Fund's average annual returns for one year, five years (if applicable), and over the life of the Fund compared to those of a broad-based securities market index.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES MID CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities (which may include securities offered in secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index, although the Fund may invest in companies of any size.


In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.


The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
 .  market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
 .  foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
 .  currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
 . derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
 .  liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and . management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

PERFORMANCE INFORMATION No performance information is available for the Fund because it has not been in operation for a full calendar year.

LOOMIS SAYLES PROVIDENT FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities. The Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimates over the next several years. In addition, Loomis Sayles may invest in areas that Loomis Sayles believes involve revitalized industries, restructured companies, and cyclically sensitive companies at the early stages of an economic advance.

The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero coupon securities, real estate investment trusts, and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
 .  market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
 .  liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them);
 .  interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
 . management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses);

 . credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund); and

 . derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund. Until May 27, 1999, the Fund's name was the Loomis Sayles Core Growth Fund./2/

                                    [CHART]
                          1996/1/              15.6%
                          1997/1/              15.7%
                          1998                 34.2%
                          1999                 18.6%
                          2000                 17.4%
                          2001                -11.7%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 21.1% (fourth quarter, 1998), and the Fund's worst quarter was down 9.6% (third quarter, 2001).


PERFORMANCE TABLE The following table compares the performance of the Fund to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


                             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                Since
                                              Inception
                              1 year 5 years (10/1/95)/1/
---------------------------------------------------------
LOOMIS SAYLES PROVIDENT FUND  -11.7%  13.8%       13.6%
STANDARD & POOR'S 500 INDEX   -11.9%  10.7%    13.2%/3/


/1/The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

/2/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

/3/Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2001.

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the remainder of its assets in companies of any size, including larger capitalization companies.


In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
 . market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
 . foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
 . currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
 . derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
 . liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and . management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance for the Fund./1/


                                    [GRAPH]

                                2000    -15.4%
                                2001    -32.3%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 24.2% (fourth quarter, 2001), and the Fund's worst quarter was down 30.7% (first quarter, 2001).


PERFORMANCE TABLE The following table compares the performance of the Fund to the Russell 2000 Index and the Russell 2000 Growth Index. The indexes are unmanaged, have no operating costs, and are included to facilitate your comparison of the Fund's performance to broad-based market indexes. The Russell 2000 Index is comprised of the 2,000 smallest companies of the Russell 3000 Index. The Russell 2000 Growth Index is comprised of those Russell 2000 companies with higher price-to-book and higher forecasted growth values.


                             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                  Since
                                                Inception
                                         1 Year (5/7/99)
-----------------------------------------------------------
LOOMIS SAYLES SMALL COMPANY GROWTH FUND  -32.3%    0.6%
RUSSELL 2000 INDEX                         2.5%     6.1%/2/
RUSSELL 2000 GROWTH INDEX                 -9.2% -2.2%/2/


/1/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

/2/Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2001.

LOOMIS SAYLES SMALL COMPANY VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the remainder of its assets in companies of any size, including larger capitalization companies.


In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that Loomis Sayles believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles typically does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that Loomis Sayles believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that Loomis Sayles believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.


The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund also may engage in foreign currency hedging transactions and may invest in real estate investment trusts, Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940, investment companies.


PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
 . market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
 . foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
 . currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
 . liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and . management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance for the Fund./1/


                                    [GRAPH]

                                 2000    21.4%
                                 2001    14.6%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.6% (fourth quarter, 2001), and the Fund's worst quarter was down 10.9% (third quarter, 2001).


PERFORMANCE TABLE The following table compares the performance of the Fund to the Russell 2000 Index and the Russell 2000 Value Index. The indexes are unmanaged, have no operating costs, and are included to facilitate your comparison of the Fund's performance to broad-based market indexes. The Russell 2000 Index is comprised of the 2,000 smallest companies of the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecast growth values.


                             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                 Since
                                               Inception
                                        1 Year (6/30/99)
--------------------------------------------------------
LOOMIS SAYLES SMALL COMPANY VALUE FUND  14.6%    14.6%
RUSSELL 2000 INDEX                       2.5%     4.0%
RUSSELL 2000 VALUE INDEX                14.0%    11.4%


/1/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

Market risk generally is greater for Funds that invest substantially in small and medium-sized companies, such as the Loomis Sayles Mid Cap Growth Fund, the Loomis Sayles Small Company Growth Fund, and the Loomis Sayles Small Company Value Fund, since these companies tend to be more vulnerable to adverse developments than large companies.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.


CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Funds may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.

DERIVATIVES RISK

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.


MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each of the Funds may be subject to credit risk to the extent that it invests in fixed income securities or over-the-counter transactions.

Funds that invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

The Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest, such as zero coupon securities.

EXPENSES OF THE FUNDS

The following tables present the expenses that you would pay if you buy and hold shares of a Fund.


None of the Funds imposes a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                          Total Annual    Fee
                                                              Fund      Waiver/
                         Management Distribution  Other     Operating  Reimburse-    Net
Fund                        Fees    (12b-1) Fees Expenses   Expenses     ment*    Expenses*
-------------------------------------------------------------------------------------------
Loomis Sayles Mid Cap
Growth Fund                0.75%        none      1.18%      1.93%       1.03%      0.90%
-------------------------------------------------------------------------------------------
Loomis Sayles Provident
Fund                       0.50%        none      0.55%      1.05%       0.40%      0.65%
-------------------------------------------------------------------------------------------
Loomis Sayles Small
Company Growth Fund        0.75%        none      0.27%      1.02%       0.12%      0.90%
-------------------------------------------------------------------------------------------
Loomis Sayles Small
Company Value Fund         0.75%        none      0.64%      1.39%       0.49%      0.90%
-------------------------------------------------------------------------------------------

 * Reflects Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2003.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.



FUND                                     1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
----------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund          $92     $506     $946    $2,170
----------------------------------------------------------------------------
Loomis Sayles Provident Fund               $66     $294     $541    $1,246
----------------------------------------------------------------------------
Loomis Sayles Small Company Growth Fund    $92     $313     $552    $1,237
----------------------------------------------------------------------------
Loomis Sayles Small Company Value Fund     $92     $392     $714    $1,626
----------------------------------------------------------------------------

 * Expenses shown for the Funds include the fee waiver/reimbursement for the first year of each period.

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND
RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except for each Fund's investment objective, andany investment policies that are identified as "fundamental," all of the investment policies and strategies may be changed without a vote of the Fund's shareholders.

Except where specifically noted elsewhere in this Prospectus, each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

  GROWTH STOCKS

  Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Mid Cap Growth Fund, the Loomis Sayles Provident Fund, and the Loomis Sayles Small Company Growth Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

  VALUE STOCKS

  Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. The Loomis Sayles Small Company Value Fund generally invests a significant portion of its assets in value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

WHEN-ISSUED SECURITIES

A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Investment Trust's trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions may allow a Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Funds may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SECURITIES LENDING

Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

INVESTMENT COMPANIES

Investment companies, including companies such as iShares and "SPDRs," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of the Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder in an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

In addition to investing directly in U.S. Government securities, a Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If a Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees of Loomis Sayles Investment Trust oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:

  Fund                                     Management Fee
---------------------------------------------------------
  Loomis Sayles Mid Cap Growth Fund            0.75%
---------------------------------------------------------
  Loomis Sayles Provident Fund                 0.50%
---------------------------------------------------------
  Loomis Sayles Small Company Growth Fund      0.75%
---------------------------------------------------------
  Loomis Sayles Small Company Value Fund       0.75%

Certain expenses incurred by each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2003.

DISTRIBUTION PLAN


Loomis Sayles Investment Trust (the "Trust") has entered into a distribution agreement with Loomis Sayles Distributions, L.P. Pursuant to this agreement, Loomis Sayles Distributors, L.P. serves as principal underwriter of various funds of the Trust. Loomis Sayles Distributors, L.P. receives no fees under this agreement.


PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each of these portfolio managers has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES MID CAP GROWTH FUND Christopher R. Ely, Philip C. Fine, and David
L. Smith, Vice Presidents of Loomis Sayles and of Loomis Sayles Investment Trust, have served as portfolio managers of the Fund since its inception in 2001.

LOOMIS SAYLES PROVIDENT FUND Quentin P. Faulkner, Vice President of Loomis Sayles and of Loomis Sayles Investment Trust, has served as portfolio manager of the Fund since its inception in 1995.

LOOMIS SAYLES SMALL COMPANY GROWTH FUND Christopher R. Ely, Philip C. Fine, and David L. Smith have served as portfolio managers of the Fund since its inception in 1999.

LOOMIS SAYLES SMALL COMPANY VALUE FUND Joseph R. Gatz and Daniel G. Thelen, Vice Presidents of Loomis Sayles and of Loomis Sayles Investment Trust, have served as portfolio managers of the Fund since 2000. Prior to joining Loomis Sayles in 1999, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors since 1993.

GENERAL INFORMATION

PRICING

The price of each Fund's shares is based on its net asset value ("NAV"). The NAV per share of each Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the Exchange is open for trading.


Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these foreign investments may be valued at their fair value.


HOW TO PURCHASE SHARES

You can buy shares of each Fund by submitting a completed application form and payment to State Street Bank and Trust Company at the following address:


 State Street Bank and Trust Company


 P.O. Box 1978


 Boston, MA 02105

 Attention: Loomis Sayles Investment Trust

For an application form, or if you have questions, you may call Loomis Sayles at 888-226-9699.


Each Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order. State Street Bank and Trust Company generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Shares of each Fund may be purchased by (1) cash, (2) exchanging securities acceptable to Loomis Sayles, or (3) a combination of such methods.

All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to State Street Bank and Trust Company at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments by using the following wire instructions:

 State Street Bank and Trust Company
 Boston, MA 02101
 ABA No. 011000028
 DDA 4133-408-7
 Mutual Funds f/b/o Loomis Sayles Investment Trust
 (Name of Fund)
 (Your Name)
 (Your account number)

Your bank may charge a fee for transmitting funds by wire.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. In particular, the Fund will ordinarily reject any purchase order that appears to be part of a pattern of transactions intended to take advantage of short-term swings in the market.

The minimum initial investment for the Loomis Sayles Small Company Growth Fund and the Loomis Sayles Small Company Value Fund is $3,000,000. The minimum initial investment for the Loomis Sayles Mid Cap Growth Fund and the Loomis Sayles Provident Fund is $2,500,000. Each subsequent investment must be at least $50,000.

Loomis Sayles reserves the right to waive these minimums in its sole discretion.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the NYSE is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.


Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order. Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.


You may make redemptions from each Fund by sending a written request that includes the name of the Fund, the exact name(s) in which the shares are registered, your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to State Bank and Trust Company at the following address:


 State Bank and Trust Company


 P.O. Box 1978


 Boston, MA 02105

 Attention: Loomis Sayles Investment Trust

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

All owners of the shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity).

REDEMPTION BY THE FUNDS If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each of the Funds generally declares and pays such dividends annually. Each Fund also distributes all of its net realized capital gains after applying any capital loss carryforwards. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which each Fund declares or pays dividends.

You may choose to:
 . Reinvest all distributions in additional shares.
 . Have checks sent to the address of record for the amount of the distributions or have the distributions transferred through Automated Clearing House
  ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences. You should consult your tax adviser for more information on how an investment in a Fund will affect your own tax situation. Because the Funds are designed primarily for tax-exempt investors, such as pension plans, endowments, and foundations, the Funds are not managed with a view to reducing taxes.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

The discussion below, to the extent relating to shareholder-level consequences, relates solely to taxable shareholders.

Distributions of investment income from each of the Funds are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of net short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, less any net long-term capital losses, are taxable as ordinary income. Properly designated distributions of net long-term capital gains, which result from the sale of securities that a Fund had held for more than one year, less any net short-term capital losses, are taxable as long-term capital gains (generally, taxable at a maximum rate of 20%).

Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above.

A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on those securities. You may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

In addition to income tax on a Fund's distributions, any gain that results if your shares are sold or redeemed generally is subject to income tax.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are included in the Funds' annual reports to shareholders, which are available free of charge by calling 888-226-9699.

LOOMIS SAYLES MID CAP GROWTH FUND


                                                                    Feb. 28* to
                                                                 Sept. 30, 2001
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
                                                                     ------
Income from investment operations--
 Net investment income (loss)                                         (0.03)#
 Net realized and unrealized gains (losses) on investments            (3.98)
                                                                     ------
 Total from investment operations                                     (4.01)
                                                                     ------
Net asset value, end of period                                       $ 5.99
                                                                     ======
Total return (%)**                                                    (40.1)+
Net assets, end of period (000)                                      $7,483
Ratio of operating expenses to average net assets (%)***               0.90++
Ratio of net investment income (loss) to average net assets (%)       (0.62)++
Portfolio turnover rate (%)                                             145+
Without giving effect to the expense limitations:                      1.93++
 Ratio of expenses to average net assets would have been (%)


*    Commencement of operations on February 28, 2001.

** Total return would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.

*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

# Per Share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES PROVIDENT FUND


                                              Fiscal Year Ended
                          -----------------------------------------------------------
                          Sept. 30, Sept. 30, Sept. 30, Sept. 30,  Dec. 31,  Dec. 31,
                               2001      2000      1999     1998*      1997      1996
                          -----------------------------------------------------------
Net asset value,
 beginning of period       $ 11.16   $ 13.46   $ 13.59   $ 12.26   $ 11.48   $ 10.02
                           -------   -------   -------   -------   -------   -------
Income from investment
 operations--
 Net investment income
  (loss)                      0.12#     0.12      0.04      0.10      0.10      0.10
 Net realized and
  unrealized gains
  (losses) on
  investments                (1.60)     2.43      3.87      1.23      1.68      1.47
                           -------   -------   -------   -------   -------   -------
 Total from investment
  operations                 (1.48)     2.55      3.91      1.33      1.78      1.57
                           -------   -------   -------   -------   -------   -------
Less distributions--
 Dividends from net
  investment income          (0.09)    (0.07)    (0.10)     0.00     (0.10)    (0.11)
 Distributions from net
  realized capital gains     (1.92)    (4.78)    (3.94)     0.00     (0.90)     0.00
                           -------   -------   -------   -------   -------   -------
 Total distributions         (2.01)    (4.85)    (4.04)     0.00     (1.00)    (0.11)
                           -------   -------   -------   -------   -------   -------
Net asset value, end of
 period                    $  7.67   $ 11.16   $ 13.46   $ 13.59   $ 12.26   $ 11.48
                           =======   =======   =======   =======   =======   =======
Total return (%)**           (15.9)     25.3      31.7      10.9+     15.7      15.6
Net assets, end of
 period (000)              $19,211   $23,718   $21,886   $20,910   $38,544   $21,906
Ratio of operating
 expenses to average net
 assets (%)***                0.65      0.65      0.65      0.65++    0.65      0.65
Ratio of net investment
 income (loss) to
 average net assets (%)       1.29      1.00      0.30      0.74++    0.87      1.10
Portfolio turnover rate
 (%)                           300       356       250        96+      109        97
Without giving effect to
 the expense
 limitations:
 Ratio of expenses to
  average net assets
  would have been (%)         1.05      0.95      1.00      1.03++    0.89      0.89


* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

# Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES SMALL COMPANY GROWTH FUND


                                              Fiscal Year
                                                 Ended
                                          --------------------
                                          Sept. 30,  Sept. 30,       May 7* to
                                            2001       2000     Sept. 30, 1999
------------------------------------------------------------------------------
Net asset value, beginning of period       $ 19.78   $  11.67      $ 10.00
                                           -------   --------      -------
Income from investment operations--
 Net investment income (loss)                (0.07)#    (0.06)       (0.01)
 Net realized and unrealized gains
  (losses) on investments                   (11.45)      8.17         1.68
                                           -------   --------      -------
 Total from investment operations           (11.52)      8.11         1.67
                                           -------   --------      -------
Less distributions--
 Distributions from net realized capital
  gains                                      (0.19)      0.00         0.00
                                           -------   --------      -------
 Total distributions                         (0.19)      0.00         0.00
                                           -------   --------      -------
Net asset value, end of period             $  8.07   $  19.78      $ 11.67
                                           =======   ========      =======
Total return (%)**                           (58.6)      69.5         16.7 +
Net assets, end of period (000)            $69,710   $133,784      $17,674
Ratio of operating expenses to average
 net assets (%)***                            0.90       0.90         0.90 ++
Ratio of net investment income (loss) to
 average net assets (%)                      (0.61)     (0.51)       (0.51)++
Portfolio turnover rate (%)                    150        174           56 +
Without giving effect to the expense
 limitations:
 Ratio of expenses to average net assets
  would have been (%)                         1.02       0.99         2.17 ++


*    Commencement of operations on May 7, 1999.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

# Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES SMALL COMPANY VALUE FUND


                                                Fiscal Year
                                                   Ended
                                            -------------------
                                            Sept. 30, Sept. 30,   June 30*  to
                                              2001      2000    Sept. 30, 1999
------------------------------------------------------------------------------
Net asset value, beginning of period         $ 11.03   $  9.40     $ 10.00
                                             -------   -------     -------
Income from investment operations--
 Net investment income (loss)                   0.08#     0.13        0.02
 Net realized and unrealized gains (losses)
  on investments                                0.26      1.86       (0.62)
                                             -------   -------     -------
 Total from investment operations               0.34      1.99       (0.60)
                                             -------   -------     -------
Less distributions--
 Dividends from net investment income          (0.13)    (0.04)       0.00
 Distributions from net realized capital
  gains                                        (1.96)    (0.32)       0.00
                                             -------   -------     -------
 Total distributions                           (2.09)    (0.36)       0.00
                                             -------   -------     -------
Net asset value, end of period               $  9.28   $ 11.03     $  9.40
                                             =======   =======     =======
Total return (%)**                               3.6      21.8        (6.0)+
Net assets, end of period (000)              $21,933   $21,162     $37,891
Ratio of operating expenses to average net
 asset (%)***                                   0.90      0.90        0.90++
Ratio of net investment income (loss) to
 average net assets (%)                         0.79      0.81        0.82++
Portfolio turnover rate (%)                       97       124          36+
Without giving effect to the expense
 limitations:
 Ratio of expenses to average net assets
  would have been (%)                           1.39      1.24        1.31++


*   Commencement of operations on June 30, 1999.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.

+   Periods less than one year are not annualized.

++  Annualized for periods less than one year.

# Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAI and the auditor's report and financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Investment Trust Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 888-226-9699.

You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file number, which is listed at the bottom of this page.

Loomis Sayles Investment Trust
One Financial Center
Boston, MA 02111
888-226-9699
www.loomissayles.com

File No. 811-8282

                                   LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

                                            LOOMIS SAYLES CORE FIXED INCOME FUND

                                       LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

                                                 LOOMIS SAYLES FIXED INCOME FUND

                                    LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

                     (FORMERLY, LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND)


                           LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

                                LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND



                    [LOGO OF LOOMIS SAYLES INVESTMENT TRUST]



                                                   PROSPECTUS . FEBRUARY 1, 2002

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS


RISK/RETURN SUMMARY                                                      1
 General Information                                                     1
 Loomis Sayles California Tax-Free Income Fund                           2
 Loomis Sayles Core Fixed Income Fund                                    4
 Loomis Sayles Core Plus Fixed Income Fund                               7
 Loomis Sayles Fixed Income Fund                                         9
 Loomis Sayles Institutional High Income Fund                           12
 Loomis Sayles Intermediate Duration Fixed Income Fund                  15
 Loomis Sayles Investment Grade Fixed Income Fund                       18
 Summary of Principal Risks                                             21

EXPENSES OF THE FUNDS                                                   25

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS   27

MANAGEMENT                                                              36
 Investment Adviser                                                     36
 Distribution Plan                                                      36
 Portfolio Managers                                                     36

GENERAL INFORMATION                                                     38
 Pricing                                                                38
 How to Purchase Shares                                                 38
 How to Redeem Shares                                                   40
 Dividends and Distributions                                            41
 Tax Consequences                                                       41

FINANCIAL HIGHLIGHTS                                                    44

APPENDIX A                                                              52

                                                  LOOMIS SAYLES INVESTMENT TRUST
RISK/RETURN SUMMARY

GENERAL INFORMATION

The following is a summary of certain key information about the Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

This Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. Each Fund's summary pages include a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after these summary pages.

More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information before you invest.

The Risk/Return Summary includes bar charts showing each Fund's annual returns and tables showing each Fund's average annual returns. The bar charts and tables provide an indication of the historical risk of an investment in each Fund by showing:

 . how the Fund's performance varied from year-to-year over the life of the Fund; and

 . how the Fund's average annual returns for one year, five years (if applicable), and over the life of the Fund compared to those of a broad-based securities market index.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is to achieve as high a level of current income exempt from both federal income tax and California personal income tax as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities the income from which, in the opinion of issuer's counsel at the time of issuance, is exempt from federal income tax and California personal income tax ("California tax-exempt securities"). It is a fundamental policy of the Fund that, during periods of normal market conditions, at least 80% of its assets will be invested in California tax-exempt securities. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return on those investments.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund also may invest in U.S. Government securities, mortgage-backed securities, zero coupon securities, when-issued securities, repurchase agreements, and Rule 144A securities.


PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
 . state risk (the risk that the value of the Fund's investments will fall as a result of adverse changes in the California economy or in the ability of issuers of California tax-exempt securities to meet their obligations);
 .  interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
 . credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
 .  liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them);
 .  leveraging risk (the risk that the Fund's use of leverage may cause its value to be volatile);
 . market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);

                                                  LOOMIS SAYLES INVESTMENT TRUST

 .  tax risk (the risk that some or all of the interest the Fund receives might be or become taxable); and
 . management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund./2/

                                    [CHART]

1996/1/          4.1%
1997/1/          7.3%
1998             5.8%
1999            (0.4)%
2000             6.7%
2001             4.6%

 The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 2.9% (third quarter, 1998), and the Fund's worst quarter was down 1.3% (second quarter, 1999).


PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Five Year Municipal Bond Index, an index that tracks the performance of municipal bonds that have a maturity range of 4-6 years. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


                             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------
                                                                  Since
                                                                Inception
                                                1 Year 5 Years (6/1/95)/1/
--------------------------------------------------------------------------
LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND    4.6%   4.8%      5.0%
LEHMAN BROTHERS FIVE YEAR MUNICIPAL BOND INDEX   6.2%   5.4%      5.4%/3/


/1/The Fund was registered under the Investment Company Act of 1940 and commenced operations on June 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

/2/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

/3/Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2001.

LOOMIS SAYLES CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds"). The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

As a part of its investment approach, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Loomis Sayles also analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.

The Fund also may invest in U.S. Government securities, mortgage-backed securities, asset-backed securities, real estate investment trusts, collateralized mortgage obligations, and Rule 144A securities.

                                                  LOOMIS SAYLES INVESTMENT TRUST

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
 .  interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
 . credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
 .  market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and . management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund./2/

                                    [CHART]

1997/1/          9.3%
1998             8.3%
1999            (2.2)%
2000             9.5%
2001             8.5%

 The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 4.4% (first quarter, 2001), and the Fund's worst quarter was down 1.3% (second quarter, 1999).


/1/The Fund was registered under the Investment Company Act of 1940 and commenced operations on April 24, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

/2/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

PERFORMANCE TABLE The following table compares the performance of the Fund to the Merrill Lynch Domestic Master Index, an index that tracks investment grade U.S. fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


                             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                           Since
                                                         Inception
                                         1 Year 5 Years (4/24/96)/1/
--------------------------------------------------------------------
LOOMIS SAYLES CORE FIXED INCOME FUND/2/   8.5%   6.6%       6.7%
MERRILL LYNCH DOMESTIC MASTER INDEX       8.3%   7.4%       7.6%/3/


/1/The Fund was registered under the Investment Company Act of 1940 and commenced operations on April 24, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

/2/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

/3/Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2001.

                                                  LOOMIS SAYLES INVESTMENT TRUST
LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 25% of its assets in lower rated fixed income securities ("junk bonds"). The Fund typically emphasizes current yield, in addition to undervalued issues and sectors, and generally focuses on relatively higher yielding fixed income securities. The Fund's weighted average duration generally is two to five years.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, yield, coupon rate, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

As part of its investment approach, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Loomis Sayles also analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.

The Fund also may invest in U.S. Government securities, mortgage-backed securities, asset-backed securities, real estate investment trusts, collateralized mortgage obligations, and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
 .  interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
 .  credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
 .  market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
 .  management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses); and
 .   foreign risk (the risk that the value of the Fund's investments will fall as a result of foreign political, social or economic changes).

PERFORMANCE No performance information is available for the Fund because it has not yet been in operation for a full calendar year.

                                                  LOOMIS SAYLES INVESTMENT TRUST
LOOMIS SAYLES FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in fixed income securities. The Fund may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.


Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, when-issued securities, real estate investment trusts, Rule 144A securities, and convertible securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
 . interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
 . credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
 . market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and . management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund./2/

                                    [CHART]

1996/1/              9.8%
1997/1/             13.4%
1998                 3.7%
1999                 3.8%
2000                 3.8%
2001                 4.7%

The Fund's return will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 5.8% (second quarter, 1997), and the Fund's worst quarter was down 4.4% (third quarter, 1998).

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 5.8% (second quarter, 1997), and the Fund's worst quarter was down 4.4% (third quarter, 1998).


/1/The Fund was registered under the Investment Company Act of 1940 and commenced operations on January 17, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

/2/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

                                                  LOOMIS SAYLES INVESTMENT TRUST

PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Government/Credit Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


                             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

-------------------------------------------------------------------------
                                                                Since
                                                              Inception
                                              1 Year 5 Years (1/17/95)/1/
-------------------------------------------------------------------------
LOOMIS SAYLES FIXED INCOME FUND/2/             4.7%    5.8%      9.3%
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX   8.5%    7.4%      8.1%/3/


/1/The Fund was registered under the Investment Company Act of 1940 and commenced operations on January 17, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

/2/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

/3/Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2001.

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

(FORMERLY, LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND)


INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in lower rated fixed income securities ("junk bonds") and other securities that are expected to produce a relatively high level of income (including income producing preferred stocks and common stocks). The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in Canadian securities and up to 50% of its assets in other foreign securities, including emerging markets securities.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, when-issued securities, real estate investment trusts, Rule 144A securities, and convertible securities.

                                                  LOOMIS SAYLES INVESTMENT TRUST

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
 . credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
 . interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
 . market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
 . foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
 . currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
 . derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
 . liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and . management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Because the Fund invests in lower rated fixed income securities, your investment faces significantly more risk than other types of fixed income funds. For example, the Fund's returns may be more volatile than a fund that invests primarily in investment grade fixed income securities, such as the Loomis Sayles Investment Grade Fixed Income Fund.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund./2/ Until January 31, 2002, the Fund's name was the Loomis Sayles High Yield Fixed Income Fund.

                                    [CHART]

1997/1/          8.8%
1998            (8.9)%
1999            16.0%
2000            (5.7)%
2001             0.2%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 8.1% (third quarter, 1997), and the Fund's worst quarter was down 16.4% (third quarter, 1998).


PERFORMANCE TABLE The following table compares the performance of the Fund to the Merrill Lynch High Yield Master Index, an index that tracks the performance of lower-rated fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


                             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

------------------------------------------------------------------------
                                                                Since
                                                              Inception
                                              1 Year 5 Years (6/5/96)/1/
------------------------------------------------------------------------
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND   0.2%   1.7%      2.9%
MERRILL LYNCH HIGH YIELD MASTER INDEX          6.2%   4.0%      5.1%/3/


/1/The Fund was registered under the Investment Company Act of 1940 and commenced operations on June 5, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

/2/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

/3/Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2001.

                                                  LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is above-average total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities. The Fund's weighted average duration generally is two to five years.

The Fund will purchase only investment grade fixed income securities. In the event that the credit rating of a security held by the Fund falls below investment grade (or, in the case of an unrated security, Loomis Sayles determines that the quality of such security has fallen below investment grade), the Fund will not be obligated to dispose of the security and may continue to hold the security if Loomis Sayles believes the investment is appropriate.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.


The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero coupon securities, mortgage-backed securities, asset-backed securities, real estate investment trusts, Rule 144A securities, and convertible securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
 . interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
 . credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
 . market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and . management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Interest rate risk generally is greater for funds that invest in fixed income securities with relatively long durations, such as this Fund, than for funds that invest in fixed income securities with shorter durations.

BAR CHART The following bar chart shows the year-to-year changes in the performance of the Fund./1/


                                    [CHART]

1999             3.3%
2000             8.9%
2001            10.1%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 4.2% (first quarter, 2001), and the Fund's worst quarter performance was 0.0% (second quarter, 1999).




/1/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

                                                  LOOMIS SAYLES INVESTMENT TRUST

PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Government/Credit Intermediate Bond Index, an index that tracks the performance of government and corporate fixed income securities with an average maturity of one to ten years. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


                             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

---------------------------------------------------------------------------
                                                                    Since
                                                                  Inception
                                                           1 Year (1/28/98)
---------------------------------------------------------------------------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND/1/   10.1%    6.4%
LEHMAN BROTHERS GOVERNMENT/CREDIT INTERMEDIATE BOND INDEX   9.0%    6.7%/2/


/1/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

/2/Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2001.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

INVESTMENT OBJECTIVE The Fund's investment objective is above-average total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 10% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that Loomis Sayles believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, when-issued securities, real estate investment trusts, and Rule 144A securities.

                                                  LOOMIS SAYLES INVESTMENT TRUST

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
 . interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
 . market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and . management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Interest rate risk generally is greater for funds, such as this Fund, that invest in fixed income securities with relatively long maturities than for funds that invest in fixed income securities with shorter maturities.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund./2/

                                    [CHART]

1995/1/          30.3%
1996/1/          10.9%
1997/1/          10.6%
1998              3.3%
1999              2.5%
2000              9.0%
2001              9.2%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 9.9% (second quarter, 1995), and the Fund's worst quarter was down 3.7% (third quarter, 1998).


/1/The Fund was registered under the Investment Company Act of 1940 and commenced operations on July 1, 1994. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

/2/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

PERFORMANCE TABLE The following table compares the performance of the Fund to the Lehman Brothers Government/Credit Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.


                             AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2001

-------------------------------------------------------------------------------
                                                                       Since
                                                                     Inception
                                                     1 year 5 years (7/1/94)/1/
-------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND/2/   9.2%   6.9%      9.8%
LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX          8.5%   7.4%      7.9%/3/


/1/The Fund was registered under the Investment Company Act of 1940 and commenced operations on July 1, 1994. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.

/2/The Fund's performance through December 31, 2001 benefited from Loomis
  Sayles' agreement to limit the Fund's expenses.

/3/Since inception data for the index covers the period from month-end prior to the Fund's inception date through December 31, 2001.

                                                  LOOMIS SAYLES INVESTMENT TRUST
SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects each of the Funds. Increases in interest rates may cause the value of a Fund's investments to decline.

Even funds that generally invest a significant portion of their assets in high quality fixed income securities, such as the Loomis Sayles Investment Grade Fixed Income Fund, are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities, such as the Loomis Sayles Institutional High Income Fund.

Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities or durations, such as the Loomis Sayles Core Plus Fixed Income Fund, the Loomis Sayles Intermediate Duration Fixed Income Fund and the Loomis Sayles Investment Grade Fixed Income Fund, than for funds that invest in fixed income securities with shorter maturities or durations.

Interest rate risk is compounded for funds that invest a significant portion of their assets in mortgage-related or other asset-backed securities. Each of the Funds may invest in mortgage-related securities and in asset-backed securities. The value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for funds that typically invest a significant portion of their assets in lower rated fixed income securities ("junk bonds"), such as the Loomis Sayles Institutional High Income Fund. Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

Funds, such as the Loomis Sayles Institutional High Income Fund, that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) may be subject to greater credit risk because of these investments.

Funds that invest a significant portion of their assets in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of a Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition,

                                                  LOOMIS SAYLES INVESTMENT TRUST

foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since each of the Funds may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.

DERIVATIVES RISK

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

STATE RISK

Because the Loomis Sayles California Tax-Free Income Fund invests primarily in California tax-exempt securities, the Fund's value may be affected by factors pertaining to the California economy and other factors affecting the ability of issuers of California tax-exempt securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund that invests in securities of issuers located in a number of different states. The ability of California state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. An expanded discussion of risks associated with the Fund and with California tax-exempt securities is contained in the Statement of Additional Information.

TAX RISK

The Loomis Sayles California Tax-Free Income Fund is subject to the risk that some or all of the interest it receives might become taxable by law or be determined by the Internal Revenue Service or the California state tax authority to be taxable. In this event, the value of the Fund's investments would likely fall, and some or all of the income distributions paid by the Fund might become taxable. In addition, some or all of the income distributions paid by the Fund may be subject to Federal alternative minimum tax.

                                                  LOOMIS SAYLES INVESTMENT TRUST
EXPENSES OF THE FUNDS

The following tables present the expenses that you would pay if you buy and hold shares of a Fund.


None of the Funds imposes a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                               Total
                                                              Annual
                                                               Fund
                          Management Distribution  Other     Operating  Fee Waiver/      Net
Fund                         Fees    (12b-1) Fees Expenses   Expenses  Reimbursement* Expenses*
-----------------------------------------------------------------------------------------------
Loomis Sayles California
Tax-Free Income Fund        0.50%        none      0.74%       1.24%       0.59%        0.65%
-----------------------------------------------------------------------------------------------
Loomis Sayles Core Fixed
Income Fund**               0.30%        none      0.76%       1.06%       0.61%        0.45%
-----------------------------------------------------------------------------------------------
Loomis Sayles Core Plus
Fixed Income Fund           0.35%        none      0.83%***    1.18%       0.73%        0.45%
-----------------------------------------------------------------------------------------------
Loomis Sayles Fixed
Income Fund                 0.50%        none      0.18%       0.68%       0.03%        0.65%
-----------------------------------------------------------------------------------------------
Loomis Sayles
Institutional High
Income Fund                 0.60%        none      0.43%       1.03%       0.28%        0.75%
-----------------------------------------------------------------------------------------------
Loomis Sayles
Intermediate Duration
Fixed Income Fund**         0.30%        none      0.55%       0.85%       0.40%        0.45%
-----------------------------------------------------------------------------------------------
Loomis Sayles Investment
Grade Fixed Income Fund     0.40%        none      0.22%       0.62%       0.07%        0.55%
-----------------------------------------------------------------------------------------------


* Reflects Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2003.


** Expense information for the Core Fixed Income and Intermediate Duration Fixed Income Funds has been restated to reflect current fees.




*** "Other Expenses" for the Loomis Sayles Core Plus Fixed Income Fund has been estimated amount for the current fiscal year.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


  Fund                                      1 year* 3 years* 5 years* 10 years*
-------------------------------------------------------------------------------
  Loomis Sayles California Tax-Free Income
   Fund                                       $66     $335     $624    $1,448
-------------------------------------------------------------------------------
  Loomis Sayles Core Fixed Income Fund        $46     $276     $525    $1,239
-------------------------------------------------------------------------------
  Loomis Sayles Core Plus Fixed Income
   Fund                                       $46     $302      N/A       N/A
-------------------------------------------------------------------------------
  Loomis Sayles Fixed Income Fund             $66     $215     $376    $  844
-------------------------------------------------------------------------------
  Loomis Sayles Institutional High Income
   Fund                                       $77     $300     $541    $1,234
-------------------------------------------------------------------------------
  Loomis Sayles Intermediate Duration
   Fixed Income Fund                          $46     $231     $432    $1,012
-------------------------------------------------------------------------------
  Loomis Sayles Investment Grade Fixed
   Income Fund                                $56     $191     $339    $  768
-------------------------------------------------------------------------------


 * Expenses shown for each Fund include the fee waiver/reimbursement for the first year of each period.

                                                  LOOMIS SAYLES INVESTMENT TRUST

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies may be changed without a vote of the Fund's shareholders.

Except where specifically noted elsewhere in this Prospectus, each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

   INVESTMENT GRADE FIXED INCOME SECURITIES

   To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

   LOWER RATED FIXED INCOME SECURITIES

   A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time a Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

   Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. A Fund's achievement of its investment objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities, such as the Loomis Sayles Investment Grade Fixed Income Fund. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

   For more information about the ratings services' descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

                                                  LOOMIS SAYLES INVESTMENT TRUST


U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.


The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.


In addition to investing directly in U.S. Government securities, the Funds may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.


ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund that invests in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund

                                                  LOOMIS SAYLES INVESTMENT TRUST

purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the

                                                  LOOMIS SAYLES INVESTMENT TRUST

Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Investment Trust's trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in

                                                  LOOMIS SAYLES INVESTMENT TRUST

foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

MANAGEMENT

INVESTMENT ADVISER
The Board of Trustees of Loomis Sayles Investment Trust oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:

  Fund                                  Management Fee
------------------------------------------------------
  Loomis Sayles California Tax-Free
  Income Fund                                0.50%
------------------------------------------------------
  Loomis Sayles Core Fixed Income Fund       0.30%
------------------------------------------------------
  Loomis Sayles Core Plus Fixed Income
  Fund                                       0.35%
------------------------------------------------------
  Loomis Sayles Fixed Income Fund            0.50%
------------------------------------------------------
  Loomis Sayles Institutional High
  Income Fund                                0.60%
------------------------------------------------------
  Loomis Sayles Intermediate Duration
  Fixed Income Fund                          0.30%
------------------------------------------------------
  Loomis Sayles Investment Grade Fixed
  Income Fund                                0.40%

Certain expenses incurred by each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2003.


DISTRIBUTION PLAN


Loomis Sayles Investment Trust (the "Trust") has entered into a distribution agreement with Loomis Sayles Distributors, L.P. Pursuant to this agreement, Loomis Sayles Distributors, L.P. serves as principal underwriter of the various funds of the Trust. Loomis Sayles Distributors, L.P. receives no fees under this agreement.


PORTFOLIO MANAGERS
The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below.

                                                  LOOMIS SAYLES INVESTMENT TRUST

Except as noted, each of these portfolio managers has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND Kent P. Newmark, Vice President and Director of Loomis Sayles and Vice President of Loomis Sayles Investment Trust, and Robert K. Payne, Vice President of Loomis Sayles and of Loomis Sayles Investment Trust, have served as portfolio managers of the Fund since its inception in 1995.

LOOMIS SAYLES CORE FIXED INCOME FUND Michael J. Millhouse, Executive Vice President and Director of Loomis Sayles and Vice President of Loomis Sayles Investment Trust, has served as portfolio manager of the Fund since 1999. Craig Smith, Vice President of Loomis Sayles and of Loomis Sayles Investment Trust, has served as portfolio manager since August 2000. Prior to joining Loomis Sayles in 1997, Mr. Smith was employed at Donaldson, Lufkin & Jenrette Securities Corporation.

LOOMIS SAYLES CORE PLUS FIXED INCOME FUND Curt A. Mitchell and Vice President of Loomis Sayles and of Loomis Sayles Investment Trust, has served as co-portfolio manager of the Fund since its inception in May 2001. Craig Smith has served as co-portfolio manager of the Fund since 2002. Peter W. Palfrey, Vice President of Loomis Sayles and of Loomis Sayles Investment Trust, was named co-manager of the Fund in August 2001. Prior to joining Loomis Sayles in 2001, Mr. Palfrey served as Vice President of Back Bay Advisors, L.P.


LOOMIS SAYLES FIXED INCOME FUND Daniel J. Fuss, Vice Chairman of Loomis Sayles and President of Loomis Sayles Investment Trust, has served as portfolio manager of the Fund since its inception in 1995.

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND Daniel J. Fuss has served as portfolio manager of the Fund since its inception in 1996.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND Anthony J. Wilkins, Executive Vice President and Director of Loomis Sayles and Vice President of Loomis Sayles Investment Trust, has served as portfolio manager of the Fund since its inception in 1998.

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND Daniel J. Fuss has served as portfolio manager or co-portfolio manager of the Fund since its inception in 1994. Steven Kaseta, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since 2002.

GENERAL INFORMATION

PRICING

The price of each Fund's shares is based on its net asset value ("NAV"). The NAV per share of each Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the Exchange is open for trading.


Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these foreign investments may be valued at their fair value.


HOW TO PURCHASE SHARES

You can buy shares of each Fund by submitting a completed application form and payment to State Street Bank and Trust Company at the following address:


 State Street Bank and Trust Company


 P.O. Box 1978


 Boston, MA 02105

 Attention: Loomis Sayles Investment Trust

For an application form, or if you have questions, you may call Loomis Sayles at 888-226-9699.

Each Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order. State Street Bank and Trust Company generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

                                                  LOOMIS SAYLES INVESTMENT TRUST

Shares of each Fund may be purchased by (1) cash, (2) exchanging securities acceptable to Loomis Sayles, or (3) a combination of such methods.

All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to State Street Bank and Trust Company at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments by using the following wire instructions:

 State Street Bank and Trust Company
 Boston, MA 02101
 ABA No. 011000028
 DDA 4133-408-7
 Mutual Funds f/b/o Loomis Sayles Investment Trust
 (Name of Fund)
 (Your Name)
 (Your account number)

Your bank may charge a fee for transmitting funds by wire.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. In particular, a Fund will ordinarily reject any purchase order that appears to be part of a pattern of transactions intended to take advantage of short-term swings in the market.

The minimum initial investment for the Loomis Sayles California Tax-Free Income Fund is $500,000. The minimum initial investment for the Loomis Sayles Fixed Income Fund, the Loomis Sayles Institutional High Income Fund, and the Loomis Sayles Investment Grade Fixed Income Fund is $3,000,000. The minimum initial investment for the Loomis Sayles Intermediate Duration Fixed Income Fund is $2,000,000. The minimum initial investment for the Loomis Sayles Core Fixed Income

Fund and the Loomis Sayles Core Plus Fixed Income Fund is $1,000,000. Each subsequent investment must be at least $50,000.

Loomis Sayles reserves the right to waive these minimums in its sole discretion.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the New York Stock Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order. Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.

You may make redemptions from each Fund by sending a written request that includes the name of the Fund, the exact name(s) in which the shares are registered, your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to State Street Bank and Trust Company at the following address:


 State Street Bank and Trust Company


 P.O. Box 1978


 Boston, MA 02105

 Attention: Loomis Sayles Investment Trust

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

All owners of the shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity).

REDEMPTION BY THE FUNDS If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

                                                  LOOMIS SAYLES INVESTMENT TRUST


DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The table below provides further information about each Fund's dividend policy.


  Fund                                  Dividend Policy
--------------------------------------------------------------------
  Loomis Sayles California Tax-Free     Generally, declares and pays
   Income Fund
  Loomis Sayles Intermediate Duration   dividends monthly
   Fixed Income Fund
  Loomis Sayles Investment Grade Fixed
   Income Fund
--------------------------------------------------------------------
  Loomis Sayles Core Fixed Income Fund  Generally, declares and pays
  Loomis Sayles Core Plus Fixed Income  dividends annually
   Fund
  Loomis Sayles Fixed Income Fund
  Loomis Sayles Institutional High
   Income Fund


Each Fund also distributes all of its net realized capital gains after applying any capital loss carryforwards. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which each Fund declares or pays dividends.

You may choose to:

 . Reinvest all distributions in additional shares.

 . Have checks sent to the address of record for the amount of the distribution or have the distributions transferred through Automated Clearing House ("ACH") to a bank of your choice.


If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences. Because the Funds other than the Loomis Sayles California Tax-Free Income Fund are designed primarily for tax-exempt investors, such as pension plans, endowments, and foundations, such Funds are not managed with a view to reducing taxes. You should consult your tax adviser for more information on how an investment in a Fund will affect your own tax situation.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

The discussion below, to the extent relating to shareholder-level consequences, relates solely to taxable shareholders and does not relate to "exempt-interest dividends" paid by the Loomis Sayles California Tax-Free Income Fund, except as otherwise noted.

Distributions of investment income from each of the Funds are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Dis- tributions of net short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, less any net long-term capital losses, are taxable as ordinary income. Properly designated distributions of net long-term capital gains, which result from the sale of securities that a Fund had held for more than one year, less any net short-term capital losses, are taxable as long-term capital gains (generally, taxable at a maximum rate of 20%).

Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above.

A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on those securities. You may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

In addition to income tax on a Fund's distributions, any gain that results if your shares are sold or redeemed generally is subject to income tax.

CERTAIN TAX CONSIDERATIONS FOR THE LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME
FUND

This section relates solely to an investment in the Loomis Sayles California Tax-Free Income Fund. If, at the end of each quarter of the Fund's taxable year, more than half of the value of the Fund's assets consists of California tax-exempt securities and other obligations the interest from which, when held by an individual, would be exempt from California personal income tax, the Fund will qualify to pay "exempt-interest dividends" that may be excluded from your gross income on your federal income tax return and

                                                  LOOMIS SAYLES INVESTMENT TRUST

your California personal income tax return. If you receive social security or railroad retirement benefits, however, you may be subject to federal income tax (but not California personal income tax) on a portion of those benefits as a result of receiving tax-exempt income. Tax-exempt income also may be taken into account for the federal alternative minimum tax [and for liability for California franchise or corporation income tax for corporate shareholders subject to such tax.

The Fund may at times purchase California tax-exempt securities at a discount from the price at which they were originally issued. For federal income tax purposes and California personal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to you as such when it is distributed to you.

If you incur or continue indebtedness to purchase or carry shares of the Fund, that portion of interest paid or accrued on such indebtedness that equals the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to you that is exempt-interest dividends, is not deductible for federal income tax purposes. Furthermore, none of that interest is deductible for California personal income tax purposes. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, federal and state taxing authorities may consider the purchase of shares to have been made with borrowed funds, even though such funds are not directly traceable to the purchase of shares.

Some of the Fund's investments may produce taxable income. Distributions of taxable income will be taxable to you as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year (capital gain dividends) will be taxable to you as long-term capital gains (taxable at a maximum rate of 20%), regardless of how long you have held your shares in the Fund.

If at least 95% of the Fund's dividends are designated as exempt-interest dividends, federal backup withholding rules do not apply with respect to such dividends. See the Statement of Additional Information for more information on backup withholding and other tax rules.

You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation, including possible foreign, state and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are included in the Funds' annual reports to shareholders, which are available free of charge by calling 888-226-9699.

                                                  LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND


                                              Fiscal Year Ended
                          -------------------------------------------------------------
                          Sept. 30,    Sept. 30, Sept. 30, Sept. 30, Dec. 31,  Dec. 31,
                               2001         2000      1999     1998*     1997      1996
---------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $ 10.18      $ 10.18   $ 10.59   $ 10.41  $ 10.19   $ 10.23
                           -------      -------   -------   -------  -------   -------
Income from investment
 operations--
 Net investment income
  (loss)                      0.46****     0.47      0.47      0.35     0.47      0.46
 Net realized and
  unrealized gains
  (losses) on
  investments                 0.19        (0.02)    (0.41)     0.19     0.25     (0.04)
                           -------      -------   -------   -------  -------   -------
 Total from investment
  operations                  0.65         0.45      0.06      0.54     0.72      0.42
                           -------      -------   -------   -------  -------   -------
Less distributions--
 Dividends from net
  investment income          (0.42)       (0.43)    (0.47)    (0.36)   (0.47)    (0.45)
 Distributions from net
  realized capital gains      0.00        (0.02)     0.00      0.00    (0.03)    (0.01)
                           -------      -------   -------   -------  -------   -------
 Total distributions         (0.42)       (0.45)    (0.47)    (0.36)   (0.50)    (0.46)
                           -------      -------   -------   -------  -------   -------
Net asset value, end of
 period                    $ 10.41       $10.18   $ 10.18   $ 10.59  $ 10.41   $ 10.19
                           =======      =======   =======   =======  =======   =======
Total return (%)**             6.5          4.6       0.6       5.3+     7.3       4.1
Net assets, end of
 period (000)              $17,326      $15,294   $18,672   $19,618  $16,822   $13,460
Ratio of operating
 expenses to average net
 assets (%)***                0.65         0.65      0.65    0.65++     0.65      0.65
Ratio of net investment
 income (loss) to
 average net assets (%)       4.48         4.63      4.50    4.55++     4.62      4.58
Portfolio turnover rate
 (%)                            21            3        14       12+       24        18
Without giving effect to
 the expense
 limitations:
 Ratio of expenses to
  average net assets
  would have been (%)         1.24         1.16      1.19    1.33++     1.41      1.26


* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.

**** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.


+     Periods less than one year are not annualized.

++    Annualized for periods less than one year.

LOOMIS SAYLES CORE FIXED INCOME FUND


                                         Fiscal Year Ended
                          ---------------------------------------------------
                          Sept. 30,  Sept. 30,  Sept. 30, Sept. 30,  Dec. 31,  April 24** to
                               2001       2000       1999     1998*      1997  Dec. 31, 1996
--------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $ 10.51    $ 10.55    $ 11.49   $ 10.66   $ 10.14      $ 10.00
                           -------    -------    -------   -------   -------      -------
Income from investment
 operations--
 Net investment income
  (loss)                      0.71##     0.69##     0.61      0.50      0.39         0.40
 Net realized and
  unrealized gains
  (losses) on
  investments                 0.47      (0.12)     (0.76)     0.33      0.55         0.13
                           -------    -------    -------   -------   -------      -------
 Total from investment
  operations                  1.18       0.57      (0.15)     0.83      0.94         0.53
                           -------    -------    -------   -------   -------      -------
Less distributions--
 Dividends from net
  investment income          (0.89)     (0.61)     (0.64)     0.00     (0.39)       (0.39)
 Distributions from net
  realized capital gains      0.00       0.00      (0.15)     0.00#    (0.03)        0.00
                           -------    -------    -------   -------   -------      -------
 Total distributions         (0.89)     (0.61)     (0.79)     0.00     (0.42)       (0.39)
                           -------    -------    -------   -------   -------      -------
Net asset value, end of
 period                    $ 10.80    $ 10.51    $ 10.55   $ 11.49   $ 10.66      $ 10.14
                           =======    =======    =======   =======   =======      =======
Total return (%)***           11.9        5.8       (1.4)      7.8+      9.2          5.3+
Net assets, end of
 period (000)              $16,476    $16,107    $22,584   $19,341   $16,110      $ 6,271
Ratio of operating
 expenses to average net
 assets (%)****               0.47       0.53       0.65      0.65++    0.65         0.65++
Ratio of net investment
 income (loss) to
 average net assets (%)       6.78       6.74       6.14      6.08++    6.34         6.21++
Portfolio turnover rate
 (%)                            85         69         29        45+       59           34+
Without giving effect to
 the expense
 limitations:
 Ratio of expenses to
  average net assets
  would have been (%)         1.08       0.90       1.15      1.27++    1.80         1.46++


* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on April 24, 1996.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.


+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.
#    Amount is less than $0.01 per share.

## Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                  LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES CORE PLUS FIXED INCOME FUND


                                                                 June 18* to
                                                                   Sept. 30,
                                                                        2001
----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.00
                                                                   -------
Income from investment operations--
 Net investment income (loss)                                         0.20#
 Net realized and unrealized gains (losses) on investments            0.10
                                                                   -------
 Total from investment operations                                     0.30
                                                                   -------
Net asset value, end of period                                     $ 10.30
                                                                   =======
Total return (%)**                                                     3.0+
Net assets, end of period (000)                                    $39,514
Ratio of operating expenses to average net assets (%)***              0.45++
Ratio of net investment income (loss) to average net assets (%)       6.80++
Portfolio turnover rate (%)                                             21+
Without giving effect to the expense limitations:
 Ratio of expenses to average net assets would have been (%)          1.18++


*     Commencement of operations on June 18, 2001.




** Total return would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.


*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.

+     Periods less than one year are not annualized.
++    Annualized for periods less than one year.

# Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES FIXED INCOME FUND


                                              Fiscal Year Ended
                          ---------------------------------------------------------------
                          Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30,   Dec. 31,  Dec. 31,
                               2001       2000       1999      1998*       1997      1996
-----------------------------------------------------------------------------------------
Net asset value,
 beginning of period      $  11.95   $  12.09   $  12.47   $  12.59    $  12.08  $ 12.08
                          --------   --------   --------   --------    --------  -------
Income from investment
 operations--
 Net investment income
  (loss)                      0.96#      0.99#      0.97       0.57        0.72     0.91
 Net realized and
  unrealized gains
  (losses) on
  investments                (0.78)     (0.30)     (0.27)     (0.62)       0.89     0.27
                          --------   --------   --------   --------    --------  -------
 Total from investment
  operations                  0.18       0.69       0.70      (0.05)       1.61     1.18
                          --------   --------   --------   --------    --------  -------
Less distributions--
 Dividends from net
  investment income          (0.90)     (0.83)     (0.82)      0.00       (0.75)   (0.90)
 Distributions from net
  realized capital gains      0.00       0.00      (0.26)     (0.07)      (0.35)   (0.28)
                          --------   --------   --------   --------    --------  -------
 Total distributions         (0.90)     (0.83)     (1.08)     (0.07)      (1.10)   (1.18)
                          --------   --------   --------   --------    --------  -------
Net asset value, end of
 period                   $  11.23   $  11.95   $  12.09   $  12.47    $  12.59  $ 12.08
                          ========   ========   ========   ========    ========  =======
Total return (%)**             1.6        5.9        5.8       (0.4)+      13.4      9.8
Net assets, end of
 period (000)             $420,091   $427,730   $298,007   $248,329    $173,048  $91,746
Ratio of operating
 expenses to average net
 assets (%)***                0.65       0.63       0.64       0.65++      0.65     0.62
Ratio of net investment
 income (loss) to
 average net assets (%)       8.39       8.34       8.30       7.37++      7.56     7.97
Portfolio turnover rate
 (%)                            24         19         22         31+         41       90
Without giving effect to
 the expense
 limitations:
 Ratio of expenses to
  average net assets
  would have been (%)         0.68       0.63       0.64       0.68++      0.70     0.62


* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
+     Periods less than one year are not annualized.
++    Annualized for periods less than one year.

# Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                  LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND


                                         Fiscal Year Ended
                          -------------------------------------------------
                          Sept. 30, Sept. 30, Sept. 30, Sept. 30,  Dec. 31,    June 5** to
                               2001      2000      1999     1998*      1997  Dec. 31, 1996
------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $  8.33   $  8.40   $  8.41   $ 10.04   $ 10.16      $10.00
                           -------   -------   -------   -------   -------      ------
Income from investment
 operations--
 Net investment income
  (loss)                      0.91#     0.94#     0.95      0.77      0.70        0.56
 Net realized and
  unrealized gains
  (losses) on
  investments                (1.93)    (0.11)     0.35     (2.31)     0.20        0.21
                           -------   -------   -------   -------   -------      ------
 Total from investment
  operations                 (1.02)     0.83      1.30     (1.54)     0.90        0.77
                           -------   -------   -------   -------   -------      ------
Less distributions--
 Dividends from net
  investment income          (0.81)    (0.90)    (1.07)     0.00     (0.71)      (0.56)
 Distributions from net
  realized capital gains      0.00      0.00     (0.24)    (0.09)    (0.31)      (0.05)
                           -------   -------   -------   -------   -------      ------
 Total distributions         (0.81)    (0.90)    (1.31)    (0.09)    (1.02)      (0.61)
                           -------   -------   -------   -------   -------      ------
Net asset value, end of
 period                    $  6.50   $  8.33   $  8.40   $  8.41   $ 10.04      $10.16
                           =======   =======   =======   =======   =======      ======
Total return (%)***          (12.6)     10.2      16.8     (15.5)+     8.8         7.7+
Net assets, end of
 period (000)              $31,972   $39,619   $25,484   $28,742   $28,872      $3,100
Ratio of operating
 expenses to average net
 assets (%)****               0.75      0.75      0.75      0.75++    0.75        0.75++
Ratio of net investment
 income (loss) to
 average net assets (%)      12.64     11.22     12.22     10.69++    8.82        9.42++
Portfolio turnover rate
 (%)                            43        28        57        39+       94           9+
Without giving effect to
 the expense
 limitations:
 Ratio of expenses to
  average net assets
  would have been (%)         1.03      1.03      1.15      1.12++    1.17        2.73++


* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**    Commencement of operations on June 5, 1996.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.

+     Periods less than one year are not annualized.

++    Annualized for periods less than one year.

# Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND


                                         Fiscal Year Ended
                                   -----------------------------
                                   Sept. 30, Sept. 30, Sept. 30,    Jan. 28* to
                                        2001      2000      1999 Sept. 30, 1998
-------------------------------------------------------------------------------
Net asset value, beginning of
 period                             $  9.55   $  9.53   $  9.87     $ 10.00
                                    -------   -------   -------     -------
Income from investment
 operations--
 Net investment income (loss)          0.64#     0.62      0.61        0.41
 Net realized and unrealized gains
  (losses) on investments              0.57      0.01     (0.26)      (0.22)
                                    -------   -------   -------     -------
 Total from investment operations      1.21      0.63      0.35        0.19
                                    -------   -------   -------     -------
Less distributions--
 Dividends from net investment
  income                              (0.63)    (0.61)    (0.69)      (0.32)
                                    -------   -------   -------     -------
Net asset value, end of period      $ 10.13   $  9.55   $  9.53     $  9.87
                                    =======   =======   =======     =======
Total return (%)**                     13.0       6.9       3.6         1.9+
Net assets, end of period (000)     $23,568   $20,580   $14,371     $11,054
Ratio of operating expenses to
 average net assets (%)***             0.48      0.55      0.55        0.55++
Ratio of net investment income
 (loss) to average net assets (%)      6.48      6.65      6.27        6.05++
Portfolio turnover rate (%)              19        20        35          74+
Without giving effect to the
 expense limitations:
 Ratio of expenses to average net
  assets would have been (%)           0.89      0.99      1.18        1.33++


*    Commencement of operations on January 28, 1998.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.

+    Periods less than one year are not annualized.

++   Annualized for periods less than one year.

# Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

                                                  LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND


                                                         Fiscal Year Ended
                                     ----------------------------------------------------------------
                                     Sept. 30,  Sept. 30,   Sept. 30,  Sept. 30,   Dec. 31,  Dec. 31,
                                          2001       2000        1999      1998*       1997      1996
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                              $  11.00   $  11.02    $  11.42   $  12.06    $ 11.81   $ 11.56
                                     --------   --------    --------   --------    -------   -------
Income from investment operations--
 Net investment income (loss)            0.81#      0.82        0.81       0.61       0.83      0.80
 Net realized and unrealized gains
  (losses) on investments                0.15       0.00**     (0.27)     (0.60)      0.37      0.40
                                     --------   --------    --------   --------    -------   -------
 Total from investment operations        0.96       0.82        0.54       0.01       1.20      1.20
                                     --------   --------    --------   --------    -------   -------
Less distributions--
 Dividends from net investment
  income                                (0.79)     (0.79)      (0.82)     (0.63)     (0.81)    (0.79)
 Distributions from net realized
  capital gains                         (0.01)     (0.05)      (0.12)     (0.02)     (0.14)    (0.16)
                                     --------   --------    --------   --------    -------   -------
 Total distributions                    (0.80)     (0.84)      (0.94)     (0.65)     (0.95)    (0.95)
                                     --------   --------    --------   --------    -------   -------
Net asset value, end of period       $  11.16   $  11.00    $  11.02   $  11.42    $ 12.06   $ 11.81
                                     ========   ========    ========   ========    =======   =======
Total return (%)***                       9.0        7.7         4.8        0.0+      10.6      10.9
Net assets, end of period (000)      $148,168   $153,412    $146,757   $119,084    $82,964   $51,752
Ratio of operating expenses to
 average net assets (%)****              0.55       0.55        0.55       0.55++     0.55      0.55
Ratio of net investment income
 (loss) to average net assets (%)        7.25       7.45        7.15       6.85++     6.97      7.27
Portfolio turnover rate (%)                14         18          18         31+        58        74
Without giving effect to the
 expense limitations:
 Ratio of expenses to average net
  assets would have been (%)             0.62       0.58        0.59       0.65++     0.69      0.70


* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.

**   Amount is less than $0.01 per share.

*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

# Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                                                  LOOMIS SAYLES INVESTMENT TRUST

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                                  LOOMIS SAYLES INVESTMENT TRUST

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAI and the auditor's report and financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Investment Trust Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 888-226-9699.

You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file number, which is listed at the bottom of this page.

Loomis Sayles Investment Trust
One Financial Center
Boston, MA 02111
888-226-9699
www.loomissayles.com


File No. 811-8282

[LOGO] Loomis Sayles Investment Trust

                            STATEMENT OF ADDITIONAL
                                  INFORMATION

                                                                FEBRUARY 1, 2002

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OR PROSPECTUSES OF EACH SERIES ("FUND") OF LOOMIS SAYLES INVESTMENT TRUST DATED FEBRUARY 1, 2002, AS REVISED FROM TIME TO TIME. EACH REFERENCE TO THE PROSPECTUS IN THIS STATEMENT OF ADDITIONAL INFORMATION SHALL INCLUDE ALL OF THE FUNDS' CURRENT PROSPECTUSES, UNLESS OTHERWISE NOTED. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE APPLICABLE PROSPECTUS. A COPY OF EACH FUND'S PROSPECTUS MAY BE OBTAINED FROM LOOMIS SAYLES INVESTMENT TRUST, ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111.

LOOMIS SAYLES INVESTMENT TRUST

  .Loomis Sayles California Tax-Free Income Fund
  .Loomis Sayles Core Fixed Income Fund
  .Loomis Sayles Core Plus Fixed Income Fund
  .Loomis Sayles Fixed Income Fund

  . Loomis Sayles Institutional High Income Fund (formerly, Loomis Sayles
    High Yield Fixed Income Fund)

  .Loomis Sayles Intermediate Duration Fixed Income Fund
  .Loomis Sayles Investment Grade Fixed Income Fund
  .Loomis Sayles Mid Cap Growth Fund
  .Loomis Sayles Provident Fund
  .Loomis Sayles Small Company Growth Fund
  .Loomis Sayles Small Company Value Fund

                               TABLE OF CONTENTS

THE TRUST..................................................................   1

INVESTMENT STRATEGIES AND RISKS............................................   1

  Investment Restrictions..................................................   1

  Investment Strategies....................................................   4

  U.S. Government Securities...............................................   4

  When-Issued Securities...................................................   5

  Zero Coupon Bonds........................................................   5

  Repurchase Agreements....................................................   6

  Real Estate Investment Trusts............................................   6

  Rule 144A Securities.....................................................   7

  Foreign Currency Transactions............................................   7

  Options and Futures......................................................   8

  Small Companies..........................................................  10

  California Tax-Exempt Securities.........................................  10

MANAGEMENT OF THE TRUST....................................................  14

PRINCIPAL HOLDERS..........................................................  17

INVESTMENT ADVISORY AND OTHER SERVICES.....................................  20

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  25

DESCRIPTION OF THE TRUST...................................................  28

  Voting Rights............................................................  28

  Shareholder and Trustee Liability........................................  29

  How to Buy Shares........................................................  30

  Net Asset Value..........................................................  30

SHAREHOLDER SERVICES.......................................................  31

  Open Accounts............................................................  31

  Redemptions..............................................................  32

TAXES......................................................................  32

FINANCIAL STATEMENTS.......................................................  38

CALCULATION OF YIELD AND TOTAL RETURN......................................  38

PERFORMANCE COMPARISONS....................................................  39

PERFORMANCE DATA...........................................................  44

APPENDIX A--PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION.....  46

APPENDIX B--ADVERTISING AND PROMOTIONAL LITERATURE.........................  48

                                   THE TRUST

  Loomis Sayles Investment Trust (the "Trust") is a diversified, registered, open-end management investment company. The Trust includes eleven series (collectively, the "Funds," with each series being known as a "Fund"). The Trust was organized as a Massachusetts business trust on December 23, 1993.

  Shares of the Funds are freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                        INVESTMENT STRATEGIES AND RISKS

  The investment policies of each Fund set forth in its Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of each Fund as set forth in its Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

INVESTMENT RESTRICTIONS

  In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each Fund (and those marked with an asterisk are fundamental policies of each Fund):

  Each Fund will not:

  *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

  *(3) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

  *(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

  *(5) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

  *(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Funds' use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

  (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

  *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. ("Loomis Sayles") determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC").)


  Certain Funds have other non-fundamental investment parameters, as listed below. It is a non-fundamental policy that these investment parameters listed below not be changed without providing 60 days notice to the Shareholders of the relevant Funds in accordance with Rule 35d-1 under the 1940 Act.


  Loomis Sayles California Tax-Free Income Fund

  The Fund normally will invest at least 80% of its assets in issues rated A or better by Standard & Poor's or Moody's Investors Service, Inc. At the time of purchase, all issues will be rated at least BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc., or, if unrated, determined by Loomis Sayles to be of equivalent quality.

  Loomis Sayles Core Fixed Income Fund

  The Fund normally will invest at least 80% of its assets in fixed income securities.

  Loomis Sayles Core Plus Fixed Income Fund

  The Fund normally will invest at least 80% of its assets in fixed income securities.

  Loomis Sayles Fixed Income Fund

  The Fund normally will invest at least 80% of its assets in fixed income securities.


  Loomis Sayles Intermediate Duration Fixed Income Fund

  The Fund normally will invest at least 80% of its assets in fixed income securities.

  Loomis Sayles Investment Grade Fixed Income Fund

  The Fund normally will invest at least 80% of its assets in investment grade fixed income securities.

  Loomis Sayles Mid Cap Growth Fund

  The Fund normally will invest at least 80% of its assets in common stocks or other equity securities of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index.

  Loomis Sayles Small Company Growth Fund

  The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

  Loomis Sayles Small Company Value Fund

  The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

  The Funds intend, based on the views of the SEC, to restrict their investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

  Although authorized to invest in restricted securities, the Funds, as a matter of non-fundamental operating policy, currently do not intend to invest in such securities, except Rule 144A securities.

  For purposes of the foregoing restrictions, the Funds do not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, do the Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

INVESTMENT STRATEGIES

  Except to the extent prohibited by a Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing each of the Funds may include investments in the types of securities described below.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

  U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

  U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

  "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

  "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

  "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

  The yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

WHEN-ISSUED SECURITIES

  When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON BONDS

  Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

REPURCHASE AGREEMENTS

  Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

REAL ESTATE INVESTMENT TRUSTS

  REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

  Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

  Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

FOREIGN CURRENCY TRANSACTIONS

  Since investment in securities of foreign issuers will usually involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

  A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

  Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

  The Funds generally will not enter into forward contracts with a term of greater than one year.

  Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

  Each Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.

OPTIONS AND FUTURES

  An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

  If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

  The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

  Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

  An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

  An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

  Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

  In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

SMALL COMPANIES

  Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

CALIFORNIA TAX-EXEMPT SECURITIES

  The Loomis Sayles California Tax-Free Income Fund typically invests a substantial portion of its assets in California tax-exempt securities. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could adversely affect the State of California's ability, and the ability of local governments (such as counties and cities) within California, to raise revenues to meet their financial obligations. The following information is only a brief summary, is not a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California that have come to the attention of the Trust and were available before the date of this Statement of Additional Information. The Trust has not independently verified the accuracy and completeness of the information contained in those statements.

  As used below, "California Tax-Exempt Securities" includes issues secured by a direct payment obligation of the State and obligations of other issuers that rely in whole or in part on State revenues to pay their obligations, the interest on which, in the opinion of issuer's counsel at the time of issuance, is exempt from federal income tax and California personal income tax. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities, and their various taxing entities; whether and to what extent a portion of the State's General Fund will be so distributed in the future is unclear.

  Overview. After suffering through a severe recession, since the start of 1994 California's economy was on a steady recovery. Employment grew by more than 1,000,000 since 1994. In May 2001, however, the State Department of Finance issued a report disclosing a reversal of the favorable financial trend. In October 2001, the State Department of Finance issued a report that showed a decline in nonfarm employment in

California, with particular weakness in construction and manufacturing, especially in the high technology sector. This report excluded any impact from the September 11 terrorist attacks.

  The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, from the late 1980s until 1992-93, the State experienced recurring budget deficits. The State accumulated a budget deficit of about $2.8 billion at its peak on June 30, 1993. A further consequence of the large budget imbalances was to require the State to use a series of external borrowings to meet its cash needs. Due to the improved California economy, however, the State's finances and cash position also have improved, and no external borrowings occurred over the end of the last five fiscal years. The State Controller's Office determined a balance in the budget reserve at June 30, 2001 of about $9.6 billion. The State Department of Finance estimated in the 2001-2002 Budget Act that the June 30, 2001 budget reserve would be approximately $6.3 billion; virtually all of this reserve has been used to provide advances to support the State's Department of Water Resources' power purchase program. The 2001-2002 Budget Act projected a drop in general fund revenues and a projected June 30, 2002 balance in the budget reserve of about $2.6 billion. The projected June 30, 2002 budget reserve is based in part on the assumption that the $6.1 billion advanced to the State's Department of Water Resources for power purchases will be repaid with interest.

  In the early 1990s, the ratings on the State's long-term general obligation bonds were reduced from the "AAA" ratings that existed before the recession. Beginning in 1996, the three major rating agencies raised their ratings of the State's general obligation bonds; however, some of these ratings have recently been lowered. The State's general obligation bonds are now rated "A+" by Standard & Poor's Ratings Group, "A1" by Moody's Investors Services, Inc., and "AA" by Fitch IBCA, Inc.

  State Appropriations Limit. Subject to certain exceptions, the State is subject to an annual appropriations limit imposed by its Constitution on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

ISSUES AFFECTING LOCAL GOVERNMENTS AND SPECIAL DISTRICTS

  Proposition 13. Certain California Tax-Exempt Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes for revenue. In 1978, California voters approved Proposition 13, which limits ad valorem real property taxes and restricts the ability of taxing entities to increase property tax and other revenues. With certain exceptions, the maximum ad valorem real property tax is limited to 1% of the value of real property. The value of real property may be adjusted annually for inflation at a rate not exceeding 2% per year, or reduced to reflect declining value, and may also be adjusted when there is a change in ownership or new construction with respect to the property. Constitutional challenges to Proposition 13 to date have been unsuccessful.

  The State, in response to the significant reduction in local property tax revenues as a result of the passage of Proposition 13, enacted legislation to provide local government with increased expenditures from the General Fund. This post-Proposition 13 fiscal relief has ended.

  Proposition 62. This initiative placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Although some of the California Courts of Appeal held that parts of Proposition 62 were unconstitutional, the California Supreme Court has upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

  Proposition 218. This initiative places additional and substantial limitations on the ability of California local governments to impose or raise various taxes, assessments, charges, and fees by requiring voter approval of such items. In addition, Proposition 218 clarified the right of local voters to reduce taxes, fees, assessments, or charges. Proposition 218 does not affect the State's ability to levy or collect taxes.

  Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives also require that the State establish a prudent reserve fund for public education.

  Appropriations Limit. Local governmental entities are also subject to annual appropriations limits. If a local government's revenues in any year exceed its limit, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

  Conclusion. The effect of these Constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and it may depend upon whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

ADDITIONAL ISSUES

  Mortgages and Deeds of Trust. The Fund may invest in issues that are secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or a deed of trust, which may result in delays in the flow of revenues to, and debt service paid by, an issuer.

  Lease Financings. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that requires voter approval. In August 1998, the California Supreme Court issued a ruling that upheld the legality of these financing methods.

  Seismic Risk. It is impossible to predict the time, location, or magnitude of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

  Power Crisis. In December 2000, the California electric utility industry encountered severe financial difficulties caused in part by increasing costs of purchasing wholesale electric power while the rates that can be charged to consumers are limited by law. California's largest utilities were allowed to increase their rates to pass through to consumers some of these increased costs, but assert that the utilities may be unable to meet their cash needs as those needs arise and may default on their loans and/or file for bankruptcy. In April 2001, Pacific Gas & Electric ("PG&E") filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court, and in September 2001 PG&E filed its plan of reorganization with the court. Some areas in California were subjected to periodic scheduled blackouts to conserve power. Since January 2001, the State has implemented numerous steps to respond to the energy problems in California, including purchasing and selling power through contracts entered into by the State's Department of Water Resources. While the State expects that the measures it implemented, together with conservation and improved energy efficiency, will continue to enable the State to avoid disruptions of the electricity supply to the public, the situation remains uncertain. The impact of the power crisis on the California economy is unknown but could be substantial.

                            MANAGEMENT OF THE TRUST

  The trustees of the Trust supervise the affairs of the Trust and have the other responsibilities assigned to them by the laws of The Commonwealth of Massachusetts. The trustees and officers of the Trust, their ages, and their principal occupations during the past five years are as follows:

  CHARLES J. FINLAYSON (62)--Trustee. 66 Till Rock Lane, Norwell,
Massachusetts. Retired. Formerly Vice President, General Counsel, Secretary, and Director of Loomis Sayles and Vice President and Secretary of the Trust.

  TIMOTHY J. HUNT (70)--Trustee. 26 Dennett Road, Marblehead, Massachusetts. Trustee of Loomis Sayles & Company Pension and Profit Sharing Plan. Formerly, Vice President and Director of Fixed Income Research for Loomis Sayles.


  DANIEL J. FUSS (68)--President. Vice Chairman and Director, Loomis Sayles.

  ROBERT J. BLANDING (54)--Executive Vice President. 465 First Street West, Sonoma, California. President, Chairman, Director, and Chief Executive Officer, Loomis Sayles.

  MARK W. HOLLAND (52)--Treasurer. Vice President and Director of Loomis
Sayles.

  SHEILA M. BARRY (56)--Secretary and Compliance Officer. Assistant General Counsel and Vice President, Loomis Sayles. Formerly, Senior Counsel and Vice President, New England Funds, L.P.

  KEVIN CHARLESTON (36)--Vice President. Vice President, Director and Chief Financial Officer, Loomis Sayles. Formerly, Senior Vice President and Treasurer, Nvest Companies, L.P.

  CHRISTOPHER R. ELY (46)--Vice President. Vice President, Loomis Sayles.

  QUENTIN P. FAULKNER (62)--Vice President. Vice President, Loomis Sayles.

  PHILIP C. FINE (52)--Vice President. Vice President, Loomis Sayles.

  KATHLEEN C. GAFFNEY (40)--Vice President. Vice President, Loomis Sayles.

  MICHAEL J. MILLHOUSE (46)--Vice President. 227 W. Monroe Street, Chicago, Illinois. Vice President and Director, Loomis Sayles.

  CURT MITCHELL (41)--Vice President. 227 W. Monroe Street, Chicago, Illinois. Vice President, Loomis Sayles.

  KENT P. NEWMARK (63)--Vice President. 555 California Street, San Francisco, California. Vice President, Managing Partner, and Director, Loomis Sayles.

  PETER PALFREY (41)--Vice President. Vice President, Loomis Sayles. Formerly, Vice President and Portfolio Manager, Back Bay Advisors, L.P.


  ROBERT K. PAYNE (59)--Vice President. 555 California Street, San Francisco, California. Vice President, Loomis Sayles.

  RICHARD REZEK (42)--Vice President. Vice President, Loomis Sayles.

  CRAIG SMITH (34)--Vice President. 227 W. Monroe Street, Chicago, Illinois. Vice President, Loomis Sayles.

  DAVID L. SMITH (48)--Vice President. Vice President, Loomis Sayles.

  FREDERICK E. SWEENEY, JR. (41)--Vice President. Vice President, Loomis
Sayles.

  DANIEL G. THELEN (43)--Vice President. Vice President, Loomis Sayles.

  ANTHONY J. WILKINS (59)--Vice President. Vice President and Director, Loomis Sayles.

  GREGORY B. WOODGATE (30)--Assistant Treasurer. Vice President, Loomis Sayles.

  Previous positions during the past five years with Loomis Sayles are omitted if not materially different.

  Except as indicated above, the address of each trustee and officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts. The Trust pays no compensation to its officers listed above who are directors, officers, or employees of Loomis Sayles. Each trustee, neither of whom is a director, officer, or employee of Loomis Sayles, is compensated at the rate of $10,000 per annum.

                            COMPENSATION TABLE


               FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001



                                                                             (5)
                                                                            TOTAL
                                              (3)              (4)       COMPENSATION
                             (2)          PENSION OR        ESTIMATED   FROM TRUST AND
          (1)             AGGREGATE   RETIREMENT BENEFITS    ANNUAL     FUND COMPLEX*
    NAME OF PERSON,      COMPENSATION ACCRUED AS PART OF  BENEFITS UPON    PAID TO
        POSITION          FROM TRUST     FUND EXPENSES     RETIREMENT      TRUSTEE
    ---------------      ------------ ------------------- ------------- --------------
Charles J. Finlayson,
 Trustee................   $10,000            N/A              N/A         $10,000
Timothy J. Hunt,
 Trustee................   $10,000            N/A              N/A         $10,000

-----------------

* No Trustee receives any compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.


  As of September 30, 2001, the officers and trustees of the Trust do not beneficially own any shares of the Funds.


  The Trust and Loomis Sayles each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold.

                               PRINCIPAL HOLDERS

  The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of a Fund's outstanding securities. Information provided in this table is as of December 31, 2001.



                                                                 PERCENTAGE OF
SHAREHOLDER                           ADDRESS                     SHARES HELD
-----------                           -------                    -------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
Amsouth Bank,                         P.O. Box 12365                 13.4%
Paul M. Davis for Peter Davis         Birmingham, AL 35202
Koeppel Family Trust                  1445 Cabellero Road            10.0%
                                      Arcadia, CA 91006
Camille Basha & Connie Vitale JTTE    1015 San Marino Avenue         10.3%
                                      San Marino, CA 91108
Connie Vitale & Camille Basha JTTE    1015 San Marino Avenue         10.6%
                                      San Marino, CA 91108
James M. Cubbon                       1416 Via Margarita              7.5%
                                      Palos Verdes Estates,
                                      CA 90274
Joseph E. & Ellen Mueth TTEEs,        225 S. Lake Avenue              5.8%
Mueth Family Trust                    Pasadena, CA 91101
Amsouth Bank,                         P.O. Box 12365                  5.5%
Paul M. Davis for Peter Davis Family  Birmingham, AL 35202
LOOMIS SAYLES CORE FIXED INCOME FUND
Asbestos Workers Local #84            36 East Warner Road            32.0%
Pension Plan                          Akron, OH 44319
City of Livonia Retiree Health and    33000 Civic Center Drive       37.2%
Disability Benefits Plan and Trust    Livonia, MI 48154-3097
AAUW Educational Foundation           1111 Sixteenth Street,         10.7%
                                      NW
                                      Washington, DC 20036
Southeastern Michigan Chapter, NECA   25180 Lahser Road              10.2%
                                      P.O. Box 385
                                      Southfield, MI 48037
Michigan Peer Review Organization     40600 Ann Arbor Road            5.4%
                                      Suite 200
                                      Plymouth, MI 48170-4495

LOOMIS SAYLES CORE PLUS FIXED INCOME FUND
Concordia College Corp.               901 8th Street                 51.8%
                                      Moorhead, MN 56562

Kollmogran Retirement Trust           PO Box 9130                    14.5%
                                      Boston, MA 02117-9130

Union Bank of CA                      PO Box 85484                    6.0%
                                      San Diego, CA 92186-5484

                                                                 PERCENTAGE OF
SHAREHOLDER                          ADDRESS                      SHARES HELD
-----------                          -------                     -------------
LOOMIS SAYLES FIXED INCOME FUND
Marsh & McLennan Companies Defined    1166 Avenue of the             25.4%
                                      Americas
Benefit Plan Remainder Unitrust A     New York, NY 10036-2774
New Hampshire Charitable Foundation   37 Pleasant Street              7.4%
                                      Concord, NJ 03301-4005
Painters & Allied Trades              25 Colgate Road                 7.1%
District Council #35 Pension Fund     Roslindale, MA 02131-1105
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND
Blue Cross Blue Shield of             100 Summer Street              55.0%
Massachusetts, Inc.                   Boston, MA 02110
Retirement Income Trust
Mills College                         500 MacArthur Blvd.            16.8%
                                      Oakland, CA 94613
Energen Corporation                   210 Sixth Avenue,              12.2%
Retirement Income Plan                North Birmingham, AL 35203
Loomis Sayles Company, L.P.           One Financial Center           11.7%
                                      Boston, MA 02111
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
Trustees of Clark University          950 Main Street                74.5%
                                      Worcester, MA 01610
Youngstown Jewish Foundation          505 Gypsy Lane                 20.0%
                                      Youngstown, OH 44504
Northern Trust Company as Custodian   Northern Trust Company          5.5%
For Steel Service Center Institute    P.O. Box 92956
                                      Chicago, IL 60675
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
Braintree Contributory Retirement     71 Cleveland Avenue             9.2%
System
                                      Braintree, MA 02184
Local 522 Pension Fund                139-16 91st Avenue              8.3%
                                      Jamaica, NY 11435
Wichita State University              1845 Fairmount                  7.9%
Endowment Association                 Wichita, KS 67260
Jupiter & Co.                         P.O. Box 9130                   7.7%
                                      FPG 90
                                      Boston, MA 02117-9130
FMB Trust Company                     P.O. Box 1596                   6.4%
                                      Baltimore, MD 21203-1596
Stripe & Co. F/A/O                    P.O. Box 160                    5.1%
Lear Siegler                          Westerville, OH 43086

                                                                   PERCENTAGE OF
SHAREHOLDER                          ADDRESS                        SHARES HELD
-----------                          -------                       -------------

LOOMIS SAYLES MID CAP GROWTH FUND
City of Cambridge                    795 Massachusetts Ave              100%
                                     Cambridge, MA 02139
LOOMIS SAYLES PROVIDENT FUND
Brockton Health Corp. Endowment      680 Centre Street                 39.5%
                                     Brockton, MA 02402-3395
Jewish Federation of Rhode Island    130 Sessions Street               34.5%
                                     Providence, RI 029
Brockton Hospital Pension Trust      680 Centre Street                 24.3%
                                     Brockton, MA 02402-33
LOOMIS SAYLES SMALL COMPANY GROWTH FUND
Plumbers & Pipefitters               Plan Administrator                18.9%
Local No. 189 Master Trust           1230 Kinnear Ro
                                     Columbus, OH 43212
Massachusetts Water Resources        100 First Avenue                   6.5%
 Authority
Employees Retirement Plan            Charlestown Navy Yard
                                     Charlestown, MA 02129
Community Foundation for             333 West Fort Street               5.2%
Southeastern Michigan                Suite 2010
                                     Detroit, MI 48226
LOOMIS SAYLES SMALL COMPANY VALUE FUND
Westfield Contributory Retirement    59 Court Street                   57.1%
 System
                                     P.O. Box 106
                                     Westfield, MA 01086-0106
Medford Retirement Board             85 George P. Hassett              42.9%
                                     Drive
                                     Medford, MA 02155


  To the extent that any shareholder listed above beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The officers and trustees of the Trust collectively own less than 1% of the outstanding shares of the Funds.

                     INVESTMENT ADVISORY AND OTHER SERVICES

  Advisory Agreements. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

FUND                                                                       RATE
----                                                                       -----
Loomis Sayles California Tax-Free Income Fund............................. 0.50%
Loomis Sayles Core Fixed Income Fund...................................... 0.30%
Loomis Sayles Core Plus Fixed Income Fund................................. 0.35%
Loomis Sayles Fixed Income Fund........................................... 0.50%
Loomis Sayles Institutional High Income Fund.............................. 0.60%
Loomis Sayles Intermediate Duration Fixed Income Fund..................... 0.30%
Loomis Sayles Investment Grade Fixed Income Fund.......................... 0.40%
Loomis Sayles Mid Cap Growth Fund......................................... 0.75%
Loomis Sayles Provident Fund.............................................. 0.50%
Loomis Sayles Small Company Growth Fund................................... 0.75%
Loomis Sayles Small Company Value Fund.................................... 0.75%

  During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each
Fund:


                            FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                 9/30/99                9/30/00                9/30/01
                          ---------------------- ---------------------- ----------------------
                                     FEE WAIVERS            FEE WAIVERS            FEE WAIVERS
                           ADVISORY  AND EXPENSE  ADVISORY  AND EXPENSE  ADVISORY  AND EXPENSE
FUND                         FEES    ASSUMPTIONS    FEES    ASSUMPTIONS    FEES    ASSUMPTIONS
----                      ---------- ----------- ---------- ----------- ---------- -----------
Loomis Sayles California
 Tax-Free Income Fund...  $  100,301  $109,084   $   79,492  $ 81,116   $   83,057  $ 98,284
Loomis Sayles Core Fixed
 Income Fund............     105,164   105,013       77,065    75,475       51,299    98,794
Loomis Sayles Core Plus
 Fixed Income Fund......         N/A       N/A          N/A       N/A       38,267    79,974
Loomis Sayles Fixed
 Income Fund............   1,389,093         0    1,847,489         0    2,188,126   114,811
Loomis Sayles
 Institutional High
 Income Fund............     147,861    98,741      183,586    84,646      232,860   107,027
Loomis Sayles
 Intermediate Duration
 Fixed Income Fund......      53,685    84,976       67,029    74,205       73,795    89,427
Loomis Sayles Investment
 Grade Fixed Income
 Fund...................     535,492    55,557      608,679    49,311      596,615   100,689
Loomis Sayles Mid Cap
 Growth Fund............         N/A       N/A          N/A       N/A       48,608    66,529
Loomis Sayles Provident
 Fund...................     115,794    81,013      116,144    69,257      111,431    88,362
Loomis Sayles Small
 Company Growth Fund....      27,118    45,778      615,113    74,319      712,512   114,302
Loomis Sayles Small
 Company Value Fund.....      57,381    31,229      282,923   126,805      170,195   110,856

  Other Services. Loomis Sayles performs certain accounting and administrative services for the Trust, pursuant to an administrative services agreement (the "Administrative Services Agreement") between Loomis Sayles and the Trust dated May 16, 2000. Under the Administrative Services Agreement, the Trust reimburses Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services, and (vii) treasury tax services and other treasury services as may arise from time to time. For these services, Loomis Sayles has been reimbursed by the Trust on behalf of the Funds in the following amounts:


                                                   MAY 16, 2000   FISCAL YEAR
                                                        TO            ENDED
FUND                                              SEPT. 30, 2000 SEPT. 30, 2001
----                                              -------------- --------------
Loomis Sayles California Tax-Free Income Fund...     $ 1,740        $  5,463
Loomis Sayles Core Fixed Income Fund............       1,917           5,355
Loomis Sayles Core Plus Fixed Income Fund.......         N/A           3,280
Loomis Sayles Fixed Income Fund.................      45,044         143,716
Loomis Sayles Institutional High Income Fund....       3,848          12,720
Loomis Sayles Intermediate Duration Fixed Income
 Fund...........................................       2,210           7,215
Loomis Sayles Investment Grade Fixed Income
 Fund...........................................      17,792          49,645
Loomis Sayles Mid Cap Growth Fund...............         N/A           1,944
Loomis Sayles Provident Fund....................       2,756           7,443
Loomis Sayles Small Company Growth Fund.........      13,228          32,151
Loomis Sayles Small Company Value Fund..........       3,776           7,825


  The Trust pays the compensation of its trustees, who are not directors, officers, or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectuses, including amendments and revisions thereto, annual, semiannual, and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

  Under each advisory agreement, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

  As described in the Prospectuses, Loomis Sayles has agreed to certain additional, voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.

  Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

  Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

  Loomis Sayles acts as investment adviser or subadviser to CDC Nvest Bond Income Fund, CDC Nvest Balanced Fund, CDC Nvest Municipal Income Fund, CDC Nvest International Equity Fund, CDC Nvest Star Value Fund, CDC Nvest Strategic Income Fund, CDC Nvest Government Securities Fund, CDC Nvest Star Advisers Fund, CDC Nvest Star Worldwide Fund, and CDC Nvest Star Small Cap Fund, which are series of CDC Nvest Funds Trust I, a registered open-end management investment company; CDC Nvest Massachusetts Tax Free Income Fund, CDC Nvest Limited Term U.S. Government Fund, CDC Nvest Short-Term Corporate Income Fund, and CDC Nvest High Income Fund, which are series of CDC Nvest Funds Trust II, a registered, open-end management investment company; CDC Nvest Mid Cap Growth Fund and CDC Nvest Equity Research Fund, each a series of CDC Nvest Trust III, a registered, open-end management company; the Loomis Sayles Small Cap Series of New England Zenith Fund, a registered open-end management investment company; and Loomis Sayles Funds, a registered open-end management investment company. Loomis Sayles also provides investment advice to certain other open-end management investment companies and numerous other corporate and fiduciary clients.

   Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P.'s general partner, CDC IXIS Asset Management US, LLC, is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America L.P. CDC IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

  The seventeen principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America, L.P. collectively have approximately $127 billion in assets under management or administration as of September 30, 2001.

  Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, that might result from these practices.

  Distribution Agreement. Under an agreement with the Trust (the "Distribution Agreement"), Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111 (the "Distributor"), serves as the general distributor of the shares of the Funds. Under the Distribution Agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing the Prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of the Prospectuses to existing shareholders. The Distributor currently is not paid a fee for serving as Distributor for the Funds.

  The Distribution Agreement may be terminated at any time with respect to a Fund on 60 days' written notice to the Distributor by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the trustees who are not

"interested persons" of the Trust, as that term is defined in the 1940 Act. The Distribution Agreement also may be terminated by the Distributor on 90 days' written notice to the Trust, and the Distribution Agreement automatically terminates in the event of its "assignment," as that term is defined in the 1940 Act. In each such case, such termination will be without payment of any penalty.

  The Distribution Agreement will continue in effect for successive one-year periods with respect to each Fund, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust or the Distributor, in each case cast in person at a meeting called for that purpose.

  Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

  Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns, and consults with the Funds as to matters of accounting and federal and state income taxation. The information under the caption "Financial Highlights" included in the Prospectuses has been so included, and the financial statements incorporated by reference herein from the Funds' 2001 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

  In placing orders for the purchase and sale of portfolio securities for each Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  Loomis Sayles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker that Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  The following tables set forth, for each of the last three fiscal years, (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services ("directed transactions"), and (3) the dollar amount of commissions paid on directed transactions during such year. (Except for the Loomis Sayles Small Company Value Fund in 1999, the aggregate brokerage commissions do not include "mark-ups" on principal transactions). Funds not listed in a table did not pay brokerage commissions during the relevant year.

                      FISCAL YEAR ENDED SEPTEMBER 30, 1999

                             (1)                      (3)
                          AGGREGATE      (2)      COMMISSIONS
                          BROKERAGE    DIRECTED   ON DIRECTED
FUND                     COMMISSIONS TRANSACTIONS TRANSACTIONS
----                     ----------- ------------ ------------
Loomis Sayles Provident
 Fund...................  $119,910    $4,680,724     $6,324
Loomis Sayles Small
 Company Growth Fund....  $  7,859    $   72,715     $  120
Loomis Sayles Small
 Company Value Fund.....  $408,352    $  129,210     $  330

                      FISCAL YEAR ENDED SEPTEMBER 30, 2000


                             (1)                      (3)
                          AGGREGATE      (2)      COMMISSIONS
                          BROKERAGE    DIRECTED   ON DIRECTED
FUND                     COMMISSIONS TRANSACTIONS TRANSACTIONS
----                     ----------- ------------ ------------
Loomis Sayles Provident
 Fund...................  $132,396            --         --
Loomis Sayles Small
 Company Growth Fund....  $ 61,380    $3,798,622     $5,002
Loomis Sayles Small
 Company Value Fund.....  $136,983    $  118,936     $  287


                      FISCAL YEAR ENDED SEPTEMBER 30, 2001


                             (1)                      (3)
                          AGGREGATE      (2)-     COMMISSIONS
                          BROKERAGE    DIRECTED   ON DIRECTED
FUND                     COMMISSIONS TRANSACTIONS TRANSACTIONS
----                     ----------- ------------ ------------
Loomis Sayles Mid Cap
 Growth Fund............  $ 19,396    $  822,902     $1,447
Loomis Sayles Provident
 Fund...................  $115,800            --         --
Loomis Sayles Small
 Company Growth Fund....  $ 87,576    $4,823,142     $7,565
Loomis Sayles Small
 Company Value Fund.....  $ 53,794    $  350,342     $  942

  The table below presents information regarding the securities of the Funds' regular broker-dealers that were held by the Funds as of September 30, 2001.


                                                                       % OF
FUND                                                   MARKET VALUE FUND ASSETS
----                                                   ------------ -----------
Loomis Sayles Core Fixed Income Fund
  Lehman Brothers Inc. ...............................   $690,514       4.2%
Loomis Sayles Intermediate Duration Fixed Income Fund
  Lehman Brothers Inc. ...............................    571,784       2.4
  Bear Stearns........................................    620,260       2.6
  Nomura Asset Security Corp..........................    379,184       1.6
  Morgan Stanley......................................    257,918       1.1
  Donaldson Lufkin & Jenrette, Inc. ..................     80,348       0.3

                            DESCRIPTION OF THE TRUST

  The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated December 23, 1993.

  The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

  The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

  The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

  The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any Fund upon written notice to the shareholders.

VOTING RIGHTS

  Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

  The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

  There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

  Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

  Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

  No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

  Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

  The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

HOW TO BUY SHARES

  The procedures for purchasing shares of each Fund are summarized in the Prospectuses under "General Information--How to Purchase Shares."

NET ASSET VALUE

  The net asset value ("NAV") of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of such Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the NYSE is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Equity securities listed on an established securities exchange or on the Nasdaq National Market System are normally valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Such valuations are determined using methods based on market transactions for comparable securities and on various relationships between securities that are generally recognized by institutional traders. Other securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees on the basis of dealer-supplied quotations or otherwise, although the actual calculations may be made by persons acting pursuant to the direction of the board.

  Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the NYSE, which events will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities may be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.


                              SHAREHOLDER SERVICES

OPEN ACCOUNTS

  A shareholder's investment in any Fund is automatically credited to an open account maintained for the shareholder by the Trust. Certificates representing shares are issued only upon written request to the Trust but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year the Trust will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

  The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated, or destroyed certificates.

  The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

REDEMPTIONS

  The procedures for redemption of Fund shares are summarized in the Prospectuses under "General Information--How to Redeem Shares."

  If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to the Trust at 888-226-9699. When a telephone redemption request is received, the proceeds are generally wired to the bank account previously chosen by the shareholder. Telephone redemption requests must be received by the Trust prior to the close of regular trading on the NYSE on a day when the Exchange is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by the Trust, and a new request will be necessary.


  In order to redeem shares by telephone, a shareholder either must select this service when completing the Fund application or must do so subsequently in writing. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to the Trust a written request. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust is not responsible for the authenticity of withdrawal instructions received by telephone.

  The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by the Trust in proper form. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.


  Each Fund normally will redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

  A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "TAXES."


                                     TAXES

  In General. As described in the Prospectuses under "Dividends and Distributions," it is the policy of each Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute at least annually all net capital gains (that is, the excess of the net long-term capital gains over net short-term capital losses), if any, after offsetting any capital loss carryovers.

  Investment income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust on or before the record date for such dividend or distribution.


  As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

  The Internal Revenue Service ("IRS") requires any Fund, except, in certain cases, the Loomis Sayles California Tax-Free Income Fund, to withhold a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:

  . if the shareholder does not provide a correct taxpayer identification number to the Fund;

  . if the IRS notifies the Fund that the shareholder has underreported income in the past and thus is subject to backup withholding; or

  . if the shareholder fails to certify to the Fund that the shareholder is not subject to such backup withholding.

  Recently enacted tax legislation reduces the backup withholding tax rate to
(i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003, (iii) 29% for amounts paid during 2004 and 2005, and (iv) 28% for amounts paid during 2006 through 2010. The backup withholding rate reductions will expire and the backup withholding rate will return to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

  Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (that is, generally, its taxable income exclusive of net capital gain) and its tax-exempt income, and (iii) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the value of its assets is invested in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issue and
(b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

  An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

  The discussion below, to the extent relating to shareholder-level consequences, relates solely to taxable shareholders, except as otherwise noted. As described in the Prospectuses, the Funds other than the Loomis Sayles California Tax-Free Income Fund are designed primarily for tax-exempt investors, who will generally not pay taxes on income earned in connection with such Funds. In addition, except where noted, the discussion below does not relate to "exempt-interest dividends" by the Loomis Sayles California Tax-Free Income Fund, which are described in the Prospectus for that Fund.

  Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of investment company taxable income, if any, will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net capital gains will be taxable to shareholders as long-term capital gains, without regard to how long the shareholder has held shares of the Fund. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to shareholders who are individuals. However, for taxable years beginning after December 31, 2000, the maximum long-term capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisers before making such an election.

  Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

  Each Fund, other than the Loomis Sayles California Tax-Free Income Fund, may be eligible to make an election under Section 853 of the Code so that its shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the relevant Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax that would be imposed on the amount and type of income for which the foreign tax was paid. In addition, a shareholder must hold shares of the Fund (without protection from risk of loss) on the ex-dividend date and for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date in order to be eligible to claim a foreign tax credit for his or her share of these foreign taxes. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income.

  Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes, or it may require the Fund to make distributions exceeding book income to avoid income and excise tax liability and to qualify as a regulated investment company.

  Investment by a Fund in a "passive foreign investment company" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investment to market annually or to treat the passive foreign investment company as a "qualified electing fund."

  If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

  A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, a Fund may be required to sell assets (including when it is not otherwise advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders the requisite amount of its investment company taxable income and net capital gains to eliminate any tax liability at the Fund level.

  Generally, a Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from a Fund's investments, if any, in foreign securities or REITs.

  Redemptions, sales and exchanges of each Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such dispositions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the disposition of Fund shares will be treated as short-term capital gain. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be disallowed, in the case of the Loomis Sayles California Tax-Free Income Fund, to the extent of any exempt-interest dividends received by the shareholder and will be treated as a long-term capital loss, in the case of all the Funds, to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

SPECIAL CONSIDERATIONS RELATING TO LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME
FUND

  The Fund may be qualified to pay exempt-interest dividends, as described in the Prospectus.

  The Fund may at times purchase California tax-exempt securities at a discount from the price at which they were originally issued. For federal income tax purposes and California personal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when distributed.

  Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the shareholder for federal income tax purposes in proportion to the percentage that the Fund's distributions exempt from federal income tax bears to all distributions excluding distributions from long-term capital gains. Furthermore, none of that interest is deductible for California personal income tax purposes. Under rules used by the IRS to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  If at least 95% of the Fund's dividends are designated as exempt-interest dividends in a taxable year, federal backup withholding rules will not apply with respect to dividends paid by the Fund in that year.

CONCLUSION

  The foregoing discussion relates solely to U.S. federal income tax law, except as otherwise noted, based on the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations, which are subject to change by legislative or administrative action. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.

                              FINANCIAL STATEMENTS

  The financial statements of the Funds are included in the Trust's 2001 Annual Report, filed with the SEC on December 4, 2001, are incorporated by reference to such Report.


                     CALCULATION OF YIELD AND TOTAL RETURN

  Yield. Yield with respect to a Fund will be computed by dividing the Fund's net investment income per share for a recent 30-day period by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend-paying portfolio securities. The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.


  At any time in the future, yields may be higher or lower than past yields, and there can be no assurance that any historical results will continue.

  Investors in the Funds are specifically advised that the net asset value per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of a Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

  Total Return. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered and assumes that any dividends or capital gain distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS

  Yield and Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of the Loomis Sayles California Tax-Free Income Fund, the Loomis Sayles Core Fixed Income Fund, the Loomis Sayles Core Plus Fixed Income Fund, the Loomis Sayles Fixed Income Fund, the Loomis Sayles Institutional High Income Fund, the Loomis Sayles Intermediate Duration Fixed Income Fund, and the Loomis Sayles Investment Grade Fixed Income Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Standard & Poor's Fund Services as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted or straight performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

  Volatility. Each Fund may quote various measures of its volatility and benchmark correlation. In addition, a Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which a Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. Each Fund may utilize charts and graphs to present its volatility and average annual total return. Each Fund may also discuss or illustrate examples of interest rate sensitivity.

  Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

  Standard & Poor's Fund Services distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Fund Services, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's Fund Services rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's Fund Services classifies mutual funds by investment objective and asset category.

  Morningstar, Inc. distributes mutual fund ratings monthly. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year, and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

  Standard & Poor's Select Funds are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

  Value Line Investment Survey is an investment advisory service that ranks approximately 1,700 stocks for "timeliness" and safety. Using a computerized model based on earnings momentum, Value Line projects which stocks will have the best or worst relative price performance over the next 6 to 12 months. In addition, each stock is assigned a risk rating, which identifies the volatility of a stock's price behavior relative to the market average. The service also ranks all major industry groups for timeliness.

  CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

  Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

  Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

  Dow Jones Industrial Average. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks.

  Lehman Brothers Aggregate Bond Index. Lehman Brothers Bond Index consists of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage Backed Securities Index and Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The Lehman Brothers Government/Corporate Bond Index consists of all bonds that are investment grade rated (Baa/BBB or higher) and which have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of original investment. The Mortgage-Backed Securities Index consists of all fixed rate, securities mortgage pools of GNMA, FNMA and the FMLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. The Asset-Backed Securities Index consists of credit-card, auto, home equity loans. Included in the index are pass through bullet (non-callable) and controlled amortization structures; no subordinated branches are included. All securities included in the Index have an average life of at least one year.

  Lehman Brothers Five Year Municipal Bond Index. The Lehman Brothers Five Year Municipal Bond Index is computed from prices on approximately 6,100 bonds that have a maturity range of 4-6 years. The Index consists of approximately 23% revenue bonds, 24% general obligation bonds, 41% insured bonds, and 12% pre-refunded bonds. Index returns have not been reduced for ongoing management and operating expenses applicable to mutual funds investments.

  Lehman Brothers Government/Credit Bond Index. The Lehman Brothers Government/Credit Bond Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

  Lehman Brothers Government/Credit Intermediate Bond Index. The Lehman Brothers Government/Credit Intermediate Bond Index consists of those bonds held within the Lehman Brothers Government/Credit Bond Index that have an average maturity of 1-10 years.

  Lehman Brothers 1-3 Year Government Index. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

  Lehman Brothers Government Bond Index. The Lehman Brothers Government Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

  Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is computed from the prices of approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured bonds, and 13% pre-refunded bonds.

  MSCI-EAFE Index. The MSCI-EAFE Index contains over 1,000 stocks from 20 different countries with Japan (approximately 50%), the United Kingdom, France, and Germany being the most heavily weighted.

  MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

  Merrill Lynch Domestic Master Index. The Merrill Lynch Domestic Master Index is comprised of U.S. investment grade fixed income securities. The Index includes U.S. Treasury Notes and Bonds, U.S. Agency securities, mortgage pass-through securities, and corporate securities.

  Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

  Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smallest companies included in the Russell 3000 Index, which represents approximately 98% of the U.S. equity market.

  Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of the Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell Midcap Growth Index. The Russell Mid-Cap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values.


  Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.

  Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

  Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

  Standard & Poor's ("S&P") Mid-Cap 400 Index. The S&P Mid-Cap 400 Index consists of 400 domestic stocks with market capitalizations between $200 million and$5 billion that are chosen for market size, liquidity, and industry group representation. It is market-weighted (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrial, utility, financial, and transportation stocks, in size order.

  Standard & Poor's 500 Composite Stock Price Index (The "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation, and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

  From time to time, articles about the Funds regarding performance, rankings, and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.

                               PERFORMANCE DATA*

  The manner in which total return and yield of the Funds will be calculated for public use is described above. The table summarizes the calculation of total return and yield for the Funds, where applicable, (i) for the one-year period ended September 30, 2001, (ii) for the three-year period ended September 30, 2001, (iii) for the five-year period ended September 30, 2001, and (iv) from inception (as listed below) through September 30, 2001.


                                         AVERAGE ANNUAL TOTAL RETURN
                              -------------------------------------------------
                              CURRENT FOR THE   FOR THE    FOR THE
                                SEC   ONE-YEAR THREE-YEAR FIVE-YEAR    FROM
                               YIELD   PERIOD    PERIOD    PERIOD   INCEPTION**
                                AT     ENDED     ENDED      ENDED     THROUGH
FUND                          9/30/01 9/30/01   9/30/01    9/30/01    9/30/01
----                          ------- -------- ---------- --------- -----------
Loomis Sayles California
 Tax-Free Income Fund.......    3.83%    6.51%    3.87%      5.29%      5.26%
Loomis Sayles Core Fixed
 Income Fund................    6.15    11.88     5.28       7.22       7.03
Loomis Sayles Core Plus
 Fixed Income Fund..........     N/A      N/A      N/A        N/A       3.00
Loomis Sayles Fixed Income
 Fund.......................    8.86     1.64     4.45       6.28       9.16
Loomis Sayles Institutional
 High Income Fund...........   13.58   -12.64     3.97       1.40       2.02
Loomis Sayles Intermediate
 Duration Fixed Income
 Fund.......................    5.67    13.04     7.78        N/A       6.86
Loomis Sayles Investment
 Grade Fixed Income Fund....    7.46     9.02     7.16       7.58       9.72
Loomis Sayles Mid Cap Growth
 Fund.......................     N/A      N/A      N/A        N/A     -40.10
Loomis Sayles Provident
 Fund.......................     N/A   -15.94    11.53      13.79      12.85
Loomis Sayles Small Company
 Growth Fund................     N/A   -58.60      N/A        N/A      -7.97
Loomis Sayles Small Company
 Value Fund.................     N/A     3.64      N/A        N/A       7.90

-----------------
* Performance (for other than the one-year period for the Loomis Sayles Fixed Income Fund) would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:

                                         AVERAGE ANNUAL TOTAL RETURN
                              -------------------------------------------------
                              CURRENT FOR THE   FOR THE    FOR THE
                                SEC   ONE-YEAR THREE-YEAR FIVE-YEAR    FROM
                               YIELD   PERIOD    PERIOD    PERIOD   INCEPTION**
                                AT     ENDED     ENDED      ENDED     THROUGH
FUND                          9/30/01 9/30/01   9/30/01    9/30/01    9/30/01
----                          ------- -------- ---------- --------- -----------
Loomis Sayles California
 Tax-Free Income Fund.......    3.32%    5.88%    3.30%      4.50%      4.46%
Loomis Sayles Core Fixed
 Income Fund................    5.59    11.20     4.76       6.33       6.22
Loomis Sayles Core Plus
 Fixed Income Fund..........    5.71      N/A      N/A        N/A       2.25
Loomis Sayles Fixed Income
 Fund.......................    8.82     1.61     4.44       6.25       9.13
Loomis Sayles Institutional
 High Income Fund...........   13.29   -12.88     3.64       0.63       1.30
Loomis Sayles Intermediate
 Duration Fixed Income
 Fund.......................    5.28    12.57     7.24        N/A       6.20
Loomis Sayles Investment
 Grade Fixed Income Fund....    7.39     8.94     7.11       7.47       9.43
Loomis Sayles Mid Cap Growth
 Fund.......................     N/A      N/A      N/A        N/A     -40.72
Loomis Sayles Provident
 Fund.......................     N/A   -16.27    11/13      13.35      12.34
Loomis Sayles Small Company
 Growth Fund................     N/A   -58.64      N/A        N/A      -8.54
Loomis Sayles Small Company
 Value Fund.................     N/A     3.13      N/A        N/A       7.30

-----------------
**  Inception Dates:


  Loomis Sayles California Tax-Free Income Fund............... June 1, 1995
  Loomis Sayles Core Fixed Income Fund........................ April 24, 1996
  Loomis Sayles Core Plus Fixed Income Fund................... June 18, 2001
  Loomis Sayles Fixed Income Fund............................. January 17, 1995
  Loomis Sayles Institutional High Income Fund................ June 5, 1996
  Loomis Sayles Intermediate Duration Fixed Income Fund....... January 28, 1998
  Loomis Sayles Investment Grade Fixed Income Fund............ July 1, 1994
  Loomis Sayles Mid Cap Growth Fund........................... February 28, 2001
  Loomis Sayles Provident Fund................................ October 1, 1995
  Loomis Sayles Small Company Growth Fund..................... May 7, 1999
  Loomis Sayles Small Company Value Fund...................... June 30, 1999

                                   APPENDIX A

           PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION

  ABC and affiliates               Financial News Network
  Adam Smith's Money World         Financial Planning
  America Online                   Financial Planning on Wall
  Anchorage Daily News             Street
  Atlanta Constitution             Financial Research Corp.
  Atlanta Journal                  Financial Services Week
  Arizona Republic                 Financial World
  Austin American Statesman        Fitch Insights
  Baltimore Sun                    Forbes
  Bank Investment Marketing        Fort Worth Star-Telegram
  Barron's                         Fortune
  Bergen County Record (NJ)        Fox Network and affiliates
  Bloomberg Business News          Fund Action
  Bond Buyer                       Fund Decoder
  Boston Business Journal          Global Finance
  Boston Globe                     (the) Guarantor
  Boston Herald                    Hartford Courant
  Broker World                     Houston Chronicle
  Business Radio Network           INC
  Business Week                    Indianapolis Star
  CBS and affiliates               Individual Investor
  CDA Investment Technologies      Institutional Investor
  CFO                              International Herald Tribune
  Changing Times                   Internet
  Chicago Sun Times                Investment Advisor
  Chicago Tribune                  Investment Company Institute
  Christian Science Monitor        Investment Dealers Digest
  Christian Science Monitor News   Investment Profiles
  Service                          Investment Vision
  Cincinnati Enquirer              Investor's Daily
  Cincinnati Post                  IRA Reporter
  CNBC                             Journal of Commerce
  CNN                              Kansas City Star
  Columbus Dispatch                KCMO (Kansas City)
  CompuServe                       KOA-AM (Denver)
  Dallas Morning News              LA Times
  Dallas Times-Herald              Leckey, Andrew (syndicated
  Denver Post                      column)
  Des Moines Register              Life Association News
  Detroit Free Press               Lifetime Channel
  Donoghues Money Fund Report      Miami Herald
  Dorfman, Dan (syndicated column) Milwaukee Sentinel
  Dow Jones News Service           Money Magazine
  Economist                        Money Maker
  FACS of the Week                 Money Management Letter
  Fee Adviser                      Morningstar
                                   Mutual Fund Market News

  Mutual Funds Magazine            San Jose Mercury
  National Public Radio            Seattle Post-Intelligencer
  National Underwriter             Seattle Times
  NBC and affiliates               Securities Industry Management
  New England Business             Smart Money
  New England Cable News           St. Louis Post Dispatch
  New Orleans Times-Picayune       St. Petersburg Times
  New York Daily News              Standard & Poor's Outlook
  New York Times                   Standard & Poor's Stock Guide
  Newark Star Ledger               Stanger's Investment Advisor
  Newsday                          Stockbroker's Register
  Newsweek                         Strategic Insight
  Nightly Business Report          Tampa Tribune
  Orange County Register           Time
  Orlando Sentinel                 Tobias, Andrew (syndicated
  Palm Beach Post                  column)
  Pension World                    Toledo Blade
  Pensions and Investments         UP
  Personal Investor                US News and World Report
  Philadelphia Inquirer            USA Today
  Porter, Sylvia (syndicated       USA TV Network
  column)                          Value Line
  Portland Oregonian               Wall Street Journal
  Prodigy                          Wall Street Letter
  Public Broadcasting Service      Wall Street Week
  Quinn, Jane Bryant (syndicated   Washington Post
  column)                          WBZ
  Registered Representative        WBZ-TV
  Research Magazine                WCVB-TV
  Resource                         WEEI
  Reuters                          WHDH
  Rocky Mountain News              Worcester Telegram
  Rukeyser's Business (syndicated  World Wide Web
  column)                          Worth Magazine
  Sacramento Bee                   WRKO
  San Diego Tribune
  San Francisco Chronicle
  San Francisco Examiner

                                   APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE

  Loomis Sayles Investment Trust's advertising, sales literature, communications to shareholders and other promotional material may include, but is not limited to:

  A total return figure or modified inception date that more accurately compares a Fund's performance with other measures of investment return such as data published by Lipper Analytical Services, Inc. or with the performance of any other index.

  Hypothetical calculations of a Fund's aggregate total return for a period of time assuming the investment of a particular investment in shares of a Fund and assuming the reinvestment of all dividends and distributions.

  Discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, and the advantages and disadvantages of investing in tax-deferred and taxable investments).

  Discussions of economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation, sources of information, economic models, forecasts, data services utilized, consulted or considered in the course of providing advisory or other services, as well as historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities.

  A summary of the substance of information contained in shareholder reports (including the investment composition of a Fund by investment, industry sector and country weighting), as well as the views of Loomis Sayles as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. This information may be updated as of a current date (such as the date of the performance data, if any).

  Charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds.

  A discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.

  Inclusion of symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

  Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors, and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants, and firms with whom Loomis Sayles may or may not have a relationship.

  Specific and general reference to comparative ratings, rankings, and other forms of evaluation as well as statistics regarding the Funds as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations, and publications.

  In addition, Loomis Sayles Investment Trust's advertising and promotional material may include, but is not limited to, discussions of the following information:

    Loomis Sayles Investment Trust's participation in wrap fee and no transaction fee programs

    Loomis Sayles Investment Trust's and Loomis, Sayles & Company, L.P.'s website

    Loomis Sayles Publications, including fact sheets for each Fund

    Characteristics of Loomis Sayles, including the number and locations of its offices, its investment practices and clients, and assets under management

    Specific and general investment philosophies, strategies, processes, and techniques

    Specific and general sources of information, economic models, forecasts, and data services utilized, consulted, or considered in the course of providing advisory or other services

    Industry conferences at which Loomis Sayles participates

    Current capitalization, levels of profitability and other financial information

    Identification of portfolio managers, researchers, economists, principals, and other staff members and employees and descriptions of Loomis Sayles' resources devoted to such staff

    The specific credentials of the above individuals, including but not limited to previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards, and honors

    The types of clients Loomis Sayles advises and specific identification of, and general reference to, current individual, corporate, and institutional clients, including pension and profit sharing plans

    Current and historical statistics relating to:

    --total dollar amount of assets managed

    --Loomis Sayles assets managed in total and by Fund

    --the growth of assets

    --asset types managed

  Loomis Sayles tag line--"Listening Harder, Delivering More"--and statements that and examples of how Loomis Sayles Investment Trust listens to its clients and works hard to deliver results that exceed their expectations.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

 (a)     Agreement and Declaration of Trust.(1)
 (b)     By-Laws.(1)
 (c)     Not applicable.
 (d)(1)  Advisory Agreement between the Registrant, on behalf of its Loomis
         Sayles California Tax-Free Income Fund, and Loomis, Sayles & Company,
         L.P.(6)
 (d)(2)  Advisory Agreement between the Registrant, on behalf of its Loomis
         Sayles Core Fixed Income Fund, and Loomis, Sayles & Company, L.P.(6)
 (d)(3)  Advisory Agreement between the Registrant, on behalf of its Loomis
         Sayles Provident Fund and Loomis, Sayles & Company, L.P.(6)
 (d)(4)  Advisory Agreement between the Registrant, on behalf of its Loomis
         Sayles Fixed Income Fund, and Loomis, Sayles & Company, L.P.(6)
 (d)(5)  Advisory Agreement between the Registrant, on behalf of its Loomis
         Sayles High Yield Fixed Income Fund (currently known as the Loomis
         Sayles Institutional High Income Fund), and Loomis, Sayles & Company,
         L.P.(6)

 (d)(6) Amendment to Advisory Agreement between the Registrant, on behalf of its Loomis Sayles Intermediate Duration Fund, and Loomis, Sayles &
         Company, L.P. is filed by herewith.

 (d)(7)  Advisory Agreement between the Registrant, on behalf of its Loomis
         Sayles Investment Grade Fixed Income Fund, and Loomis, Sayles &
         Company, L.P.(6)
 (d)(8)  Advisory Agreement between the Registrant, on behalf of its Loomis
         Sayles Small Company Growth Fund, and Loomis, Sayles & Company, L.P.(6)
 (d)(9)  Advisory Agreement between the Registrant, on behalf of its Loomis
         Sayles Small Company Value Fund, and Loomis, Sayles & Company, L.P.(6)
 (d)(10) Advisory Agreement between the Registrant, on behalf of its Loomis
         Sayles Mid Cap Growth Fund, and Loomis, Sayles & Company, L.P.(7)
 (d)(11) Advisory Agreement between the Registrant, on behalf of its Loomis
         Sayles Core Plus Fixed Income Fund, and Loomis, Sayles & Company,
         L.P.(7)

 (e)     Form of Distribution Agreement between Registrant and Loomis Sayles
         Distributors, L.P.(8)

 (f)     Not Applicable.
 (g)(1)  Custodian Agreement.(1)
 (g)(2) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian
         Agreement and Transfer Agency and Service Agreement to Loomis Sayles
         Small Company Growth Fund.(4)
 (g)(3) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian
         Agreement and Transfer Agency and Service Agreement to Loomis Sayles
         Small Company Value Fund.(4)

 (g)(4)  Form of Letter Agreement relating to the applicability of the
         Custodian Agreement to Loomis Sayles California Tax-Free Income Fund.
         (4)


 (g)(5) Form of Letter Agreement relating to the applicability of the Custodian Agreement to Loomis Sayles Core Fixed Income Fund, Loomis
         Sayles High Yield Fixed Income Fund (currently known as the Loomis
         Sayles Institutional High Income Fund), and Loomis Sayles Intermediate
         Duration Fixed Income Fund.(4)


 (g)(6) Form of Letter Agreement relating to the applicability of the Custodian Agreement to Loomis Sayles Provident Fund. (7)


 (g)(7) Letter Agreement between the Registrant and State Street Bank and Trust
        Company relating to the applicability of the Custodian Agreement and Transfer Agency and Service Agreement to the Loomis Sayles Mid Cap
        Growth Fund.(7)
 (g)(8) Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Custodian
        Agreement and Transfer Agency and Service Agreement to Loomis Sayles
        Core Plus Fixed Income Fund.(7)

 (g)(9) Amendment to Custodian Agreement between the Registrant and State
        Street Bank and Trust Company is filed herewith.

 (h)(1) Form of Transfer Agency Agreement.(1)
 (h)(2) See Exhibit (g)(2) for Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Transfer Agency and Service Agreement to Loomis Sayles Small
        Company Growth Fund.
 (h)(3) See Exhibit (g)(3) for Form of Letter Agreement between the Registrant and State Street Bank and Trust Company relating to the applicability of the Transfer Agency and Service Agreement to Loomis Sayles Small
        Company Value Fund.
 (h)(4) Transfer Agency Agreement relating to Loomis Sayles Fixed Income
        Fund.(6)

 (h)(5) Administrative Services Agreement between the Registrant and Loomis,
        Sayles & Company, L.P.(6)
 (i)    Opinion and Consent of Counsel. (7).


 (j)    Consent of PricewaterhouseCoopers LLP is filed herewith.

 (k)    Not applicable.
 (l)    Not applicable.
 (m)    Not applicable.
 (n)    Not applicable.
 (o)(1) Power of Attorney for Daniel J. Fuss.(2)
 (o)(2) Powers of Attorney for Charles J. Finlayson and Timothy J. Hunt.(3)
 (p)(1) Code of Ethics for Loomis, Sayles & Company, L.P.(5)
 (p)(2) Code of Ethics of the Registrant.(5)

-----------------
(1) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 2 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on April 21, 1998.
(2) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 1 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on September 5, 1997.
(3) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 6 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on November 19, 1999.
(4) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 8 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on January 26, 2000.
(5) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 9 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on November 29, 2000.
(6) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 12 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on January 30, 2001.

(7) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 13 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on February 15, 2001.

(8) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 14 to the Registrant's Registration Statement filed with the SEC on November 30, 2001.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Not Applicable.

ITEM 25.  INDEMNIFICATION

  Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit
(a) hereto) and Article 4 of the Registrant's By-Laws (Exhibit (b) hereto) provide for indemnification of its trustees and officers. The effect of these provisions is to provide indemnification for each of the Registrant's trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated not to have acted in good faith and in the reasonable belief that such trustee's or officer's action was in the best interest of the Registrant, and except that no trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such trustee's or officer's office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  Loomis, Sayles & Company, L.P. ("Loomis Sayles"), the investment adviser of the Registrant, provides investment advice to the seventeen series of the Loomis Sayles Funds, ten series of CDC Nvest Funds Trust I, four series of CDC Nvest Funds Trust II, two series of CDC Nvest Funds trust III, all of which are registered investment companies, and to other registered investment companies, organizations, and individuals.


  The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111.

ITEM 27. PRINCIPAL UNDERWRITERS

  The Registrant's principal underwriter is Loomis Sayles Distributors, L.P., the sole general partner of which is Loomis Sayles Distributors, Inc. Loomis Sayles the sole limited partner of Loomis Sayles Distributors, L.P. Each of these entities is located at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles Distributors, L.P. is also the principal underwriter of Loomis Sayles Funds.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  The following companies maintain possession of the documents required by the specified rules:

  (a)                              Registrant
                       Rule 31a-1(b)(4), (9), (10), (11)
                                 Rule 31a-2(a)

  (b)                 State Street Bank and Trust Company
                              225 Franklin Street
                                Boston, MA 02110
                                 Rule 31a--1(a)
                Rule 31a--1(b)(1), (2), (3), (5), (6), (7), (8)
                                 Rule 31a-2(a)

  (c)                    Loomis, Sayles & Company, L.P.
                              One Financial Center
                                Boston, MA 02111
                                 Rule 31a-1(f)
                                 Rule 31a-2(e)

  (d)                    Loomis Sayles Distributors, L.P.
                             One Financial Center
                                Boston, MA 0211
                                 Rule 31a-1(d)
                                 Rule 31a-2(d)


ITEM 29. MANAGEMENT SERVICES

  Not applicable.

ITEM 30. UNDERTAKINGS

  Not applicable.

                  * * * * * * * * * * * * * * * * * * * * * *

                                     NOTICE

  A copy of the Agreement and Declaration of Trust of the Registrant is on file with the Secretary of The Commonwealth of Massachusetts and the Clerk of the City of Boston, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and by its Trustees as trustees and not individually and that the obligations arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of this amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, The Commonwealth of Massachusetts, on the 30th day of January, 2002.



                                   LOOMIS SAYLES INVESTMENT TRUST



                                   By: /s/ DANIEL J. FUSS
                                      ------------------------------------
                                   Daniel J. Fuss, President*


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the dates indicated.


     SIGNATURE              TITLE                               DATE

/s/ DANIEL J. FUSS          President                      January 30, 2002
-----------------------
Daniel J. Fuss*


/s/ MARK W. HOLLAND         Treasurer                      January 30, 2002
-----------------------
Mark W. Holland


/s/ CHARLES J.FINLAYSON     Trustee                        January 30, 2002
-----------------------
Charles J. Finlayson*


/s/ TIMOTHY J. HUNT         Trustee                        January 30, 2002

-----------------------
Timothy J. Hunt*



                                   *By: /s/ MARK W. HOLLAND
                                        --------------------
                                        Mark W. Holland,
                                        Attorney-in-Fact

                                        January 30, 2002

                                 EXHIBIT INDEX

(d)(6) Amendment to the Advisory Agreement between Registrant, on behalf of its Loomis Sayles Intermediate Duration Fund, and Loomis, Sayles & Company, L.P.


(g)(9) Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company.


(j)    Consent of PricewaterhouseCoopers LLP